                       CORPORATEPLAN FOR RETIREMENT 100-SM-

                         THE PROFIT SHARING/401(K) PLAN

                       FIDELITY BASIC PLAN DOCUMENT NO. 10


                                     1.

                                                   TABLE OF CONTENTS


                                                                                                               PAGE
ARTICLE 1       ADOPTION AGREEMENT................................................................................1

ARTICLE 2       DEFINITIONS.......................................................................................1

         2.01     Definitions.....................................................................................1

ARTICLE 3       PARTICIPATION.....................................................................................7

         3.01     Date of Participation...........................................................................7

         3.02     Resumption of Participation Following Re employment.............................................8

         3.03     Cessation or Resumption of Participation Following a Change in Status...........................8

         3.04     Participation by Owner-Employee; Controlled Businesses..........................................8

         3.05     Omission of Eligible Employee...................................................................9

ARTICLE 4       CONTRIBUTIONS.....................................................................................9

         4.01     Deferral Contributions..........................................................................9

         4.02     Additional Limit on Deferral Contributions.....................................................10

         4.03     Matching Contributions.........................................................................12

         4.04     Limit on Matching Contributions................................................................12

         4.05     Special Rules..................................................................................15

         4.06     Discretionary Employer Contributions...........................................................16

         4.07     Time of Making Employer Contributions..........................................................16

         4.08     Return of Employer Contributions...............................................................16

         4.09     Employee Contributions.........................................................................16

         4.10     Rollover Contributions.........................................................................16

         4.11     Deductible Voluntary Employee Contributions....................................................17

         4.12     Reserved.......................................................................................17

ARTICLE 5       PARTICIPANTS' ACCOUNTS...........................................................................17

         5.01     Individual Accounts............................................................................17

         5.02     Valuation of Accounts..........................................................................17

         5.03     Code Section 415 Limitations...................................................................18

ARTICLE 6       INVESTMENT OF CONTRIBUTIONS......................................................................22

         6.01     Manner of Investment...........................................................................22

         6.02     Investment Decisions...........................................................................22

         6.03     Participant Directions to Trustee..............................................................23

ARTICLE 7       RIGHT TO BENEFITS................................................................................23

         7.01     Normal or Early Retirement.....................................................................23

         7.02     Late Retirement................................................................................23

         7.03     Disability Retirement..........................................................................24


                                                         i.


                                                  TABLE OF CONTENTS
                                                     (CONTINUED)

         7.04     Death..........................................................................................24

         7.05     Other Termination of Employment................................................................24

         7.06     Separate Account...............................................................................24

         7.07     Forfeitures....................................................................................25

         7.08     Adjustment for Investment Experience...........................................................25

         7.09     Participant Loans..............................................................................25

         7.10     In-Service/Hardship Withdrawals................................................................27

         7.11     Prior Plan In-Service Distribution Rules.......................................................28

ARTICLE 8       DISTRIBUTION OF BENEFITS PAYABLE AFTER TERMINATION OF SERVICE....................................28

         8.01     Distribution of Benefits to Participants and Beneficiaries.....................................28

         8.02     Annuity Distributions..........................................................................30

         8.03     Joint and Survivor Annuities/Pre-retirement Survivor Annuities.................................30

         8.04     Installment Distributions......................................................................32

         8.05     Immediate Distributions........................................................................33

         8.06     Determination of Method of Distribution........................................................34

         8.09     Whereabouts of Participants and Beneficiaries..................................................35

ARTICLE 9       TOP-HEAVY PROVISIONS.............................................................................35

         9.01     Application....................................................................................35

         9.02     Definitions....................................................................................35

         9.03     Minimum Contribution...........................................................................37

         9.04     Adjustment to the Limitation on Contributions and Benefits.....................................38

         9.05     Minimum Vesting................................................................................38

ARTICLE 10      AMENDMENT AND TERMINATION........................................................................38

         10.01    Amendment by Employer..........................................................................38

         10.02    Amendment by Prototype Sponsor.................................................................39

         10.03    Amendments Affecting Vested and/or Accrued Benefits............................................39

         10.04    Retroactive Amendments.........................................................................39

         10.05    Termination....................................................................................39

         10.06    Distribution upon Termination of the Plan......................................................40

         10.07    Merger or Consolidation of Plan; Transfer of Plan Assets.......................................40

ARTICLE 11      AMENDMENT AND CONTINUATION OF PREDECESSOR PLAN; TRANSFER OF FUNDS TO OR FROM OTHER
                QUALIFIED PLANS..................................................................................40

         11.01    Amendment and Continuation of Predecessor Plan.................................................40

         11.02    Transfer of Funds from an Existing Plan........................................................41

         11.03    Acceptance of Assets by Trustee................................................................41


                                                         ii.


                                                  TABLE OF CONTENTS
                                                     (CONTINUED)

         11.04    Transfer of Assets from Trust..................................................................41

ARTICLE 12      MISCELLANEOUS....................................................................................42

         12.01    Communication to Participants..................................................................42

         12.02    Limitation of Rights...........................................................................42

         12.03    Nonalienability of Benefits and Qualified Domestic Relations Orders............................42

         12.04    Facility of Payment............................................................................43

         12.05    Information between Employer and Trustee.......................................................43

         12.06    Effect of Failure to Qualify under Code........................................................43

         12.07    Notices........................................................................................43

         12.08    Governing Law..................................................................................43

         12.09    Non-Discrimination Data Substantiation.........................................................43

ARTICLE 13      PLAN ADMINISTRATION..............................................................................44

         13.01    Powers and Responsibilities of the Administrator...............................................44

         13.02    Nondiscriminatory Exercise of Authority........................................................44

         13.03    Claims and Review Procedures...................................................................44

         13.04    Named Fiduciary................................................................................45

         13.05    Costs of Administration........................................................................45

ARTICLE 14      TRUST AGREEMENT..................................................................................45

         14.01    Acceptance of Trust Responsibilities...........................................................45

         14.02    Establishment of Trust Fund....................................................................45

         14.03    Exclusive Benefit..............................................................................46

         14.04    Powers of Trustee..............................................................................46

         14.05    Accounts.......................................................................................47

         14.06    Approving of Accounts..........................................................................47

         14.07    Distribution from Trust Fund...................................................................47

         14.08    Transfer of Amounts from Qualified Plan........................................................47

         14.09    Transfer of Assets from Trust..................................................................48

         14.10    Reserved.......................................................................................48

         14.11    Voting; Delivery of Information................................................................48

         14.12    Compensation and Expenses of Trustee...........................................................48

         14.13    Reliance by Trustee on Other Persons...........................................................48

         14.14    Indemnification by Employer....................................................................49

         14.15    Consultation by Trustee with Counsel...........................................................49

         14.16    Persons Dealing with the Trustee...............................................................49

         14.17    Resignation or Removal of Trustee..............................................................49


                                                         iii.


                                                  TABLE OF CONTENTS
                                                     (CONTINUED)

         14.18    Fiscal Year of the Trust.......................................................................49

         14.19    Discharge of Duties by Fiduciaries.............................................................50

         14.20    Amendment......................................................................................50

         14.21    Plan Termination...............................................................................50

         14.22    Permitted Reversion of Funds to Employer.......................................................50

         14.23    Governing Law..................................................................................50


                                                         iv.

ARTICLE 1  ADOPTION AGREEMENT





ARTICLE 2  DEFINITIONS


2.01  DEFINITIONS

        (a) Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

               (1) "Account" means an account established on the books of the Trust for the purpose of recording contributions made on behalf of a Participant and any income, expenses, gains or losses incurred thereon.

               (2) "Administrator" means the Employer adopting this Plan, or other person designated by the Employer in Section 1.01(c).

               (3) "Adoption Agreement" means Article 1 under which the Employer establishes and adopts, or amends, the Plan and Trust and designates the optional provisions selected by the Employer, and the Trustee accepts its responsibilities under Article 14. The provisions of the Adoption Agreement shall be an integral part of the Plan.

               (4) "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity or in any other form.

               (5) "Beneficiary" means the person or persons entitled under
               Section 7.04 to receive benefits under the Plan upon the death of a Participant, provided that for purposes of Section 7.04 such term shall be applied in accordance with Section 401(a)(9) of the Code and the regulations thereunder.

               (6) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

               (7) "Compensation" shall mean:

                      (A) for purposes of Article 4 (Contributions) other than
                      Section 4.02 (Additional Limit on Deferral Contributions) and Section 4.04 (Limit on Matching Contributions), Compensation as defined in Section 5.03(e)(2) excluding any items elected by the Employer in Section 1.04(a), reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits, but including amounts that are not includable in the gross income of the Participant under a salary reduction agreement by reason of the application of Sections 125, 401(k), 402(h)(1)(B), or 403(b) of the Code; and

                      (B) for purposes of Section 2.01(a)(16) (Highly Compensated Employees), Section 4.02, Section 5.03 (Code
                      Section 415 Limitations), and Section 9.03 (Top Heavy Plan Minimum Contributions), Compensation as defined in Section 5.03(e)(2).

                      (C) for purposes of Section 4.02 (Additional Limit on Deferral Contributions) and Section 4.04 (Limit on Matching Contributions), the Employer may elect Compensation as defined in Section 2.01(a)(7)(A) or
                      Section 5.03(e)(2) excluding reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits, but including amounts that are not includable in the gross income of the


                                              1.

                      Participant under a salary reduction agreement by reason of the application of Section 125, 401(k), 402(h) or 403(b) of the Code.

               Compensation shall generally be based on the amount actually paid to the Participant during the Plan Year or, for purposes of
               Article 4 if so elected by the Employer in Section 1.04(b), during that portion of the Plan Year during which the Employee is eligible to participate. Notwithstanding the preceding sentence, Compensation for purposes of Section 5.03 (Code Section 415 Limitations) shall be based on the amount actually paid or made available to the Participant during the Limitation Year. Compensation for the initial Plan Year for a new Plan shall be based upon eligible Participant Compensation, subject to Section 1.04(b), from the Effective Date listed in Section 1.01(g)(1) through the end of the first Plan Year. In the case of any Self-Employed Individual, Compensation shall mean the Individual's Earned Income.

               For Plan Years beginning after December 31, 1988 and before January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar Year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If a Plan determines Compensation on a period of time that contains fewer than 12 calendar months, then annual Compensation limit is amount equal to the annual Compensation limit for the calendar year in which the Compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12.

               In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the plan shall not exceed the OBRA `93 annual Compensation limit. The OBRA `93 annual Compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA `93 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

               For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA `93 annual Compensation limit set forth in this provision. The annual Compensation limit applies for purposes of applying the nondiscrimination rules under Sections 401(a)(4), 401(a)(5), 401(l), 401(k)(3), 401(m)(2),
               403(b)(12), 404(a)(2) and 410(b)(2) of the Code.

               If Compensation for any prior determination period is taken into account in determining an Employees' benefits accruing in the current plan year, the Compensation for that prior determination period is subject to the OBRA `93 annual Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA `93 annual Compensation limit is $150,000.

               If Compensation for any prior determination period is taken into account in determining an Employee's allocations or benefits for the current determination period, the Compensation for such prior year is subject to the applicable annual Compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual Compensation limit is $200,000.

               In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained


                                              2.

               age 19 before the close of the year. If the $200,000 limitation is exceeded as a result of the application of these rules, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

               (8) "Earned Income" means the net earnings of a Self-Employed Individual derived from the trade or business with respect to which the Plan is established and for which the personal services of such individual are a material income-providing factor, excluding any items not included in gross income and the deductions allocated to such items, except that for taxable years beginning after December 31, 1989 net earnings shall be determined with regard to the deduction allowed under Section 164(f) of the Code, to the extent applicable to the Employer. Net earnings shall be reduced by contributions of the Employer to any qualified Plan, to the extent a deduction is allowed to the Employer for such contributions under Section 404 of the Code.

               (9) "Eligibility Computation Period" means each 12-consecutive month period beginning with the Employment Commencement Date and each anniversary thereof or, in the case of an Employee who before completing the eligibility requirements set forth in
               Section 1.03(a)(1) incurs a break in service for participation purposes and thereafter returns to the employ of the Employer or Related Employer, each 12-consecutive month period beginning with the first day of re-employment and each anniversary thereof. A "break in service for participation purposes" shall mean an Eligibility Computation Period during which the Participant does not complete more than 500 Hours of Service with the Employer.

               (10)"Employee" means any Employee of the Employer, any Self-Employed Individual or Owner-Employee. The Employer must specify in Section 1.03(a)(3) any Employee, or class of Employees, not eligible to participate in the Plan. If the Employer elects to exclude collective bargaining Employees, the exclusion applies to any Employee of the Employer included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and one or more employers unless the collective bargaining agreement requires the Employee to be included within the Plan. The term "Employee representatives" does not include any organization more than half the members of which are owners, officers, or executives of the Employer.

               For purposes of the Plan, an individual shall be considered to become an Employee on the date on which he first completes an Hour of Service and he shall be considered to have ceased to be an Employee on the date on which he last completes an Hour of Service. The term also includes a Leased Employee, such that contributions or benefits provided by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer. Notwithstanding the above, a Leased Employee shall not be considered an Employee if Leased Employees do not constitute more than 20 percent of the Employer's non-highly compensated work force (taking into account all Related Employers) and the Leased Employee is covered by a money purchase pension Plan maintained by the leasing organization which Plan provides (i) a non integrated employer contribution rate of at least 10 percent of Compensation, as defined for purposes of Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code, (ii) full and immediate vesting, and (iii) immediate participation by each Employee of the leasing organization.

               (11)"Employer" means the employer named in Section 1.02(a) and any Related Employers required by this Section 2.01(a)(11). If
               Article 1 of the Employer's Plan is the Standardized Adoption Agreement, the term "Employer" includes all Related Employers. If
               Article 1 of the Employer's Plan is the Non-standardized Adoption Agreement, the term "Employer" includes those Related Employers designated in Section 1.02(b).

               (12)"Employment Commencement Date" means the date on which the Employee first performs an Hour of Service.


                                              3.

               (13)"ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

               (14)"Fidelity Fund" means any Registered Investment Company or Managed Income Portfolio of the Fidelity Group Trust for Employee Benefit Plans which is made available to Plans utilizing the CORPORATEplan FOR RETIREMENT 100-SM- Profit Sharing/401(k) Plan.

               (15)"Fund Share" means the share, unit, or other evidence of ownership in a Fidelity Fund.

               (16)"Highly Compensated Employee" means both highly compensated active Employees and highly compensated former Employees.

               A highly compensated active Employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (ii) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received Compensation during such year that is greater than 50 percent of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. The term highly compensated Employee also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Compensation from the Employer during the determination year; and (ii) Employees who are 5 percent owners at any time during the look-back year or determination year. If no officer has satisfied the Compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a highly compensated Employee. For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year. The Employer may elect to make the look-back year calculation for a determination on the basis of the calendar year ending with or within the applicable determination year, as prescribed by Section 414(q) of the Code and the regulations issued thereunder. A highly compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

               If an Employee is, during a determination year or look-back year, a family member of either a 5 percent owner who is an active or former Employee or a highly compensated Employee who is one of the 10 most highly compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the family member and the 5 percent owner or top-ten highly compensated Employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten highly compensated Employee shall be treated as a single Employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the family member and 5 percent owner or top-ten highly compensated Employee. For purposes of this Section, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

               The determination of who is a highly compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

               The determination of who is a highly compensated Employee may be made pursuant to Internal Revenue Service Revenue Procedure 93-42, "Data Substantiation Guidelines and Non-Discrimination Requirements, of Section 401(a)(4), 410(b), and Related Code Sections" and subsequent regulations.

               (17)"Hour of Service" means, with respect to any Employee,


                                              4.

                      (A) Each hour for which the Employee is directly or indirectly paid, or entitled to payment, for the performance of duties for the Employer or a Related Employer, each such hour to be credited to the Employee for the Eligibility Computation Period in which the duties were performed;

                      (B) Each hour for which the Employee is directly or indirectly paid, or entitled to payment, by the Employer or Related Employer (including payments made or due from a trust fund or insurer to which the Employer contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty, or leave of absence, each such hour to be credited to the Employee for the Eligibility Computation Period in which such period of time occurs, subject to the following rules:

                             (i) No more than 501 Hours of Service shall be credited under this paragraph (B) on account of any single continuous period during which the Employee performs no duties;

                             (ii) Hours of Service shall not be credited under this paragraph (B) for a payment which solely reimburses the Employee for medically-related expenses, or which is made or due under a Plan maintained solely for the purpose of complying with applicable workmen's Compensation, unemployment Compensation or disability insurance laws; and

                             (iii) If the period during which the Employee performs no duties falls within two or more Eligibility Computation Periods and if the payment made on account of such period is not calculated on the basis of units of time, the Hours of Service credited with respect to such period shall be allocated between not more than the first two such Eligibility Computation Periods on any reasonable basis consistently applied with respect to similarly situated Employees; and

                      (C) Each hour not counted under paragraph (A) or (B) for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to be paid by the Employer or a Related Employer, each such hour to be credited to the Employee for the Eligibility Computation Period to which the award or agreement pertains rather than the Eligibility Computation Period in which the award agreement or payment is made.

                     For purposes of determining Hours of Service, Employees of the Employer and of all Related Employers will be treated as employed by a single employer. For purposes of paragraphs (B) and (C) above, Hours of Service will be calculated in accordance with the provisions of Section 2530.200b-2(b) of the Department of Labor regulations which are incorporated herein by reference.

                     Solely for purposes of determining whether a break in service for participation purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the hours of service which would otherwise been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 hours of service per day of such absence. For purposes of this paragraph, an absence from work for maternity reasons means an absence
                     (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The hours of service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period, or (2) in all other cases, in the following computation period.


                                              5.

               (18)"Leased Employee" means any individual who provides services to the Employer or a Related Employer (the "recipient") but is not otherwise an Employee of the recipient if (i) such services are provided pursuant to an agreement between the recipient and any other person (the "leasing organization"), (ii) such individual has performed services for the recipient (or for the recipient and any related persons within the meaning of Section 414(n)(6) of the Code) on a substantially full-time basis for at least one year, and (iii) such services are of a type historically performed by Employees in the business field of the recipient.

               (19)"Normal Retirement Age" means the normal retirement age specified in Section 1.06(a) of the Adoption Agreement. If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age specified in Section 1.06(a).

               (20)"Owner-Employee" means, if the Employer is a sole proprietorship, the individual who is the sole proprietor, or if the Employer is a partnership, a partner who owns more than 10 percent of either the capital interest or the profits interest of the partnership.

               (21)"Participant" means any Employee who participates in the Plan in accordance with Article 3 hereof.

               (22)"Plan" means the Plan established by the Employer in the form of the prototype Plan as set forth herein as a new Plan or as an amendment to an existing Plan, by executing the Adoption Agreement, together with any and all amendments hereto.

               (23)"Plan Year" means the 12-consecutive month period designated by the Employer in Section 1.01(f).

               (24)"Prototype Sponsor" means Fidelity Management and Research Company, or its successor.

               (25)"Registered Investment Company" means any one or more corporations, partnerships or trusts registered under the Investment Company Act of 1940 for which Fidelity Management and Research Company serves as investment advisor.

               (26)"Related Employer" means any employer other than the Employer named in Section 1.02(a), if the Employer and such other employer are members of a controlled group of corporations (as defined in Section 414(b) of the Code) or an affiliated service group (as defined in Section 414(m)), or are trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c)), or such other employer is required to be aggregated with the Employer pursuant to regulations issued under
               Section 414(o).

               (27)"Self-Employed Individual" means an individual who has Earned Income for the taxable year from the Employer or who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

               (28)"Trust" means the trust created by the Employer in accordance with the provisions of Section 14.01.

               (29)"Trust Agreement" means the agreement between the Employer and the Trustee, as set forth in Article 14, under which the assets of the Plan are held, administered, and managed.

               (30)"Trust Fund" means the property held in Trust by the Trustee for the Accounts of the Participants and their Beneficiaries.

               (31)"Trustee" means the Fidelity Management Trust Company, or its successor.


                                              6.

               (32)"Year of Service for Participation" means, with respect to any Employee, an Eligibility Computation Period during which the Employee has been credited with at least 1,000 Hours of Service. If the Plan maintained by the Employer is the Plan of a predecessor employer, an Employee's Years of Service for Participation shall include years of service with such predecessor employer. In any case in which the Plan maintained by the Employer is not the Plan maintained by a predecessor employer, service for such predecessor shall be treated as service for the Employer, to the extent provided in Section 1.08.

               (33)"Years of Service for Vesting" means, with respect to any Employee, the number of whole years of his periods of service with the Employer or a Related Employer (the elapsed time method to compute vesting service). An Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's Employment Commencement Date and ending on the date a break in service begins. An Employee will also receive credit for any period of severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days.

               In the case of a Participant who has 5 consecutive 1-year breaks in service, all years of service after such breaks in service will be disregarded for the purpose of vesting the Employer-derived account balance that accrued before such breaks, but both pre-break and post-break service will count for the purposes of vesting the Employer-derived account balance that accrues after such breaks. Both accounts will share in the earnings and losses of the fund. In the case of a Participant who does not have 5 consecutive 1-year breaks in service, both the pre-break and post-break service will count in vesting both the pre-break and post-break employer-derived account balance. A break in service is a period of severance of at least 12 consecutive months. Period of severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from service.

               In the case of an individual who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a break in service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (l) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

               If the Plan maintained by the Employer is the Plan of a predecessor employer, an Employee's Years of Service for Vesting shall include years of service with such predecessor employer. In any case in which the Plan maintained by the Employer is not the Plan maintained by a predecessor employer, service for such predecessor shall be treated as service for the Employer to the extent provided in Section 1.08.

        (b) Pronouns used in the Plan are in the masculine gender but include the feminine gender unless the context clearly indicates otherwise.


ARTICLE 3  PARTICIPATION


3.01  DATE OF PARTICIPATION

All Employees in the eligible class (as defined in Section 1.03(a)(3)) who are in the service of the Employer on the Effective Date will become Participants on the date elected by the Employer in Section 1.03(c). Any other Employee will become a Participant in the Plan as of the first Entry Date on which he first satisfies the eligibility requirements set forth in Section 1.03(a). In the event that an Employee who is not a member of an eligible class (as defined in Section 1.03(a)(3)) becomes a member of an eligible class, the individual shall participate immediately if such


                                      7.

individual had already satisfied the eligibility requirements and would have otherwise previously become a Participant.

If an eligibility requirement other than one Year of Service is elected in 1.03(a)(1), an Employee may not be required to complete a minimum number of Hours of Service before becoming a Participant. An otherwise eligible Employee subject to a minimum months of service requirement shall become a Participant on the first Entry Date following his completion of the required number of consecutive months of employment measured from his Employment Commencement Date to the coinciding date in the applicable following month. For purposes of determining consecutive months of service, the Related Employer and predecessor employer rules contained in Sections 2.01(a)(17) and 2.01(a)(32) shall apply.


3.02  RESUMPTION OF PARTICIPATION FOLLOWING RE EMPLOYMENT

If a Participant ceases to be an Employee and thereafter returns to the employ of the Employer he will be treated as follows:

        (a) he will again become a Participant on the first date on which he completes an Hour of Service for the Employer following his reemployment and is in the eligible class of Employees as defined in Section 1.03(a)(3), and

        (b) any distribution which he is receiving under the Plan will cease except as otherwise required under Section 8.08.

3.03  CESSATION OR RESUMPTION OF PARTICIPATION FOLLOWING A CHANGE IN STATUS

If any Participant continues in the employ of the Employer or Related Employer but ceases to be a member of an eligible class as defined in Section 1.03(a)(3), the individual shall continue to be a Participant for most purposes until the entire amount of his benefit is distributed; however, the individual shall not be entitled to receive an allocation of contributions or forfeitures during the period that he is not a member of the eligible class. Such Participant shall continue to receive credit for service completed during the period for purposes of determining his vested interest in his Accounts. In the event that the individual subsequently again becomes a member of an eligible class of Employees, the individual shall resume full participation immediately upon the date of such change in status.

3.04  PARTICIPATION BY OWNER-EMPLOYEE; CONTROLLED BUSINESSES

If the Plan provides contributions or benefits for one or more Owner-Employees who control both the trade or business with respect to which the Plan is established and one or more other trades or businesses, the Plan and any Plan established with respect to such other trades or businesses must, when looked at as a single Plan, satisfy Sections 401(a) and 401(d) of the Code with respect to the Employees of this and all such other trades or businesses. If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the Employees of each such other trade or business must be included in a Plan which satisfies Sections 401(a) and 401(d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under the Plan.

If an individual is covered as an Owner-Employee under the Plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the Employees under the Plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable Plan of the trade or business which is not controlled.

For purposes of this; Section, an Owner-Employee, or two or more
Owner-Employees, shall be considered to control a trade or business if such Owner-Employee, or such Owner-Employees together, (i) own the entire interest in an


                                      8.

unincorporated trade or business, or (ii) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in such partnership. For this purpose, an Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership controlled by such Owner-Employee or such Owner-Employees.

3.05  OMISSION OF ELIGIBLE EMPLOYEE

If any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by his Employer for the year has been made, the Employer shall make a subsequent contribution, if necessary, so that the omitted Employee receives the total amount which the said Employee would have received had he not been omitted. For purposes of this Section 3.05, the term "contribution" shall not include Deferral Contributions and Matching Contributions made pursuant to Sections 4.01 and 4.03, respectively.

ARTICLE 4  CONTRIBUTIONS

4.01  DEFERRAL CONTRIBUTIONS

        (a) DEFERRAL CONTRIBUTIONS. If so provided by the Employer in Section 1.05(b), each Participant may elect to execute a salary reduction agreement with the Employer to reduce his Compensation by a specified percentage not exceeding 15% per payroll period, subject to any exceptions elected by the Employer in Section 1.05(b)(2) and equal to a whole number multiple of one (1) percent. Such agreement shall become effective on the first day of the first payroll period for which the Employer can reasonably process the request. The Employer shall make a Deferral Contribution on behalf of the Participant corresponding to the amount of said reduction, subject to the restrictions set forth below. Under no circumstances may a salary reduction agreement be adopted retroactively.

        (b) A Participant may elect to change or discontinue the percentage by which his Compensation is reduced by notice to the Employer as provided in Section 1.05(b)(1).

        (c) No Participant shall be permitted to have Deferral Contributions made under the Plan, or any other qualified Plan maintained by the Employer, during the taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year. A Participant may assign to the Plan any Excess Deferrals made during the taxable year of the Participant by notifying the Plan Administrator on or before March 15 following the taxable year of the amount of the Excess Deferrals to be assigned to the Plan. A Participant is deemed to notify the Administrator of any Excess Deferrals that arise by taking into account only those Deferral Contributions made to the Plan and any other Plan of the Employer. Notwithstanding any other provision of the Plan, Excess Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose account Excess Deferrals were so assigned for the preceding year and who claims Excess Deferrals for such taxable year. A Participant is deemed to notify the Administrator of any Excess Deferrals that arise by taking into account only those Deferred Contributions made to this Plan and any other plans of the Employer.

        "Excess Deferrals" shall mean those Deferral Contributions that are includable in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Deferral Contributions for a taxable year exceed the dollar limitation under such Code section. For purposes of determining Excess Deferrals, the term "Deferral Contributions" shall include the sum of all Employer Contributions made on behalf of such Participant pursuant to an election to defer under any qualified CODA as described in Section 401(k) of the Code, any simplified Employee pension cash or deferred arrangement as described in
        Section 402(h)(1)(B) of the Code, any eligible deferred Compensation Plan under Section 457, any Plan as described under Section 501(c)(18) of the Code, and any Employer Contributions made on the behalf of a Participant for the purchase of an annuity contract under Section 403(b) of the Code pursuant to a salary reduction agreement. Deferral


                                      9.

        Contributions shall not include any deferrals properly distributed as excess annual additions. Excess Deferrals shall be treated as annual additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year. Deferral Contributions shall not include any deferrals properly distributed as excess annual additions.

        Excess Deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Deferrals is (1) income or loss allocable to the Participant's Deferral Contributions account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Deferrals for the year and the denominator is the Participant's account balance attributable to Deferral Contributions without regard to any income or loss occurring during such taxable year, or (2) such other amount determined under any reasonable method, provided that such method is used consistently for all Participants in calculating the distributions required under this
        Section 4.01(c) and Sections 4.02(d) and 4.04(d) for the Plan Year, and is used by the Plan in allocating income or loss to Participants' accounts. Income or loss allocable to the period between the end of the Plan Year and the date of distribution shall be disregarded in determining income or loss.

        (d) In order for the Plan to comply with the requirements of Sections 401(k), 402(g) and 415 of the Code and the regulations promulgated thereunder, at any time in a Plan Year the Administrator may reduce the rate of Deferral Contributions to be made on behalf of any Participant, or class of Participants, for the remainder of that Plan Year, or the Administrator may require that all Deferral Contributions to be made on behalf of a Participant be discontinued for the remainder of that Plan Year. Upon the close of the Plan Year or such earlier date as the Administrator may determine, any reduction or discontinuance in Deferral Contributions shall automatically cease until the Administrator again determines that such a reduction or discontinuance of Deferral Contributions is required.

4.02  ADDITIONAL LIMIT ON DEFERRAL CONTRIBUTIONS

        (a) The Actual Deferral Percentage (hereinafter "ADP") for Participants who are Highly Compensated Employees for each Plan Year and the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

               (1) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or

               (2) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 2.0, provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for Participants who are Non-highly Compensated Employees by more than two (2) percentage points.

        (b) The following special rules apply for the purposes of this Section:

               (1) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Deferral Contributions (and Qualified Discretionary Contributions if treated as Deferral Contributions for purposes of the ADP test) allocated to his or her accounts under two or more arrangements described in Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Deferral Contributions (and, if applicable, such Qualified Discretionary Contributions) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain Plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(k) of the Code.


                                      10.

               (2) In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other Plans, or if one or more other Plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ADP of Employees as if all such Plans were a single Plan. For Plan Years beginning after December 31, 1989, Plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same Plan Year.

               (3) For purposes of determining the ADP of a Participant who is a 5-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Deferral Contributions (and Qualified Discretionary Contributions if treated as Deferral Contributions for purposes of the ADP test) and Compensation of such Participant shall include the Deferral Contributions (and, if applicable, Qualified Discretionary Contributions) and Compensation for the Plan Year of Family Members (as defined in
               Section 414(q)(6) of the Code). Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the ADP both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

               (4) For purposes of determining the ADP test, Deferral Contributions and Qualified Discretionary Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

               (5) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Discretionary Contributions used in such test.

               (6) The determination and treatment of the ADP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

        (c) The following definitions shall apply for purposes of this Section:

               (1) "Actual Deferral Percentage" shall mean, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of Employer contributions actually paid over to the trust on behalf of such Participant for the Plan Year to (2) the Participant's Compensation for such Plan Year. Employer contributions on behalf of any Participant shall include: (1) any Deferral Contributions made pursuant to the Participant's deferral election, including Excess Deferrals of Highly Compensated Employees, but excluding (a) Excess Deferrals of Non-Highly Compensated Employees that arise solely from Deferral Contributions made under the Plan or Plans of the Employer and
               (b) Deferral Contributions that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Deferral Contributions); and (2) at the election of the Employer, Qualified Discretionary Contributions. Matching Contributions, whether or not non-forfeitable when made, shall not be considered as Employer Contributions for purposes of this paragraph. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Deferral Contributions shall be treated as a Participant on whose behalf no Deferral Contributions are made.

               (2) "Excess Contributions" shall mean, with respect to any Plan Year, the excess of:

                      (A) The aggregate amount of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

                      (B) The maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).


                                      11.

               (3) "Qualified Discretionary Contributions" shall mean contributions made by the Employer as elected in Section 1.05(b)(3) and allocated to Participant accounts of Non-highly Compensated Employees that such Participants may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Deferral Contributions. Participants shall not be required to satisfy any hours of service or employment requirement in order to receive an allocation of such contributions.

        (d) Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. Excess Contributions of Participants who are subject to the family member aggregation rules of Section 414(q)(6) of the Code shall be allocated among the family members in proportion to the Deferral Contributions (and amounts treated as Deferral Contributions) of each family member that is combined to determine the combined ADP.

        Excess Contributions shall be treated as annual additions under the Plan. Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is (1) income or loss allocable to the Participant's Deferral Contribution account (and if applicable, the Qualified Discretionary Contribution account) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator is the Participant's account balance attributable to Deferral Contributions without regard to any income or loss occurring during such Plan Year, or (2) an amount determined under any reasonable method, provided that such method is used consistently for all Participants in calculating any distributions required under Section 4.02(d) and Sections 4.01(c) and 4.04(d) for the Plan Year, and is used by the Plan in allocating income or loss to the Participants' accounts. Income or loss allocable to the period between the end of the Plan Year and the date of distribution shall be disregarded in determining income or loss.

        Excess Contributions shall be distributed from the Participant's Qualified Discretionary. Contribution account only to the extent that such Excess Contributions exceed the balance in the Participant's Deferral Contributions account.


4.03  MATCHING CONTRIBUTIONS

If so provided by the Employer in Section 1.05(c), the Employer shall make a Matching Contribution on behalf of each Participant who had Deferral Contributions made on his behalf during the year in accordance with Section 1.05(c)(3). The amount of the Matching Contribution shall be determined in accordance with Section 1.05(c)(1), subject to the limitations set forth in
Section 4.04 and Section 404 of the Code.


4.04  LIMIT ON MATCHING CONTRIBUTIONS

        (a) The Average Contribution Percentage (hereinafter "ACP") for Participants who are Highly Compensated Employees for each Plan Year and the ACP for Participants who are Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

               (1) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or


                                      12.

               (2) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by two (2), provided that the ACP for Participants who are Highly Compensated Employees does not exceed the ACP for Participants who are Non-highly Compensated Employees by more than two (2) percentage points.

        (b) The following special rules apply for purposes of this section:

               (1) If one or more Highly Compensated Employees participate in both a qualified cash or deferred arrangement described in
               Section 401(k) of the Code (hereafter "CODA") and a Plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a CODA will be reduced (beginning with such Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if either the ADP or ACP of the Highly Compensated Employees does not exceed
               1.25 multiplied by the ADP and ACP of the Non-highly Compensated Employees.

               (2) For purposes of this section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more Plans described in section 401(a) of the Code, or arrangements described in section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each Plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain Plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(m) of the Code.

               (3) In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other Plans, or if one or more other Plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentage of Employees as if all such Plans were a single Plan. For Plan years beginning after December 31, 1989, Plans may be aggregated in order to satisfy
               Section 401(m) of the Code only if they have the same Plan Year.

               (4) For purposes of determining the Contribution percentage of a Participant who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participant shall include the Contribution Percentage Amounts and Compensation for the Plan Year of Family Members (as defined in Section 414(q)(6) of the Code). Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

               (5) For purposes of determining the Contribution Percentage test, Matching Contributions and Qualified Discretionary Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

               (6) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Discretionary Contributions used in such test.

               (7) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of Treasury.


                                     13.

        (c) The following definitions shall apply for purposes of this Section:

               (1) "Aggregate Limit" shall mean the greater of (A) or (B) where
               (A) is the sum of (i) 125 percent of the greater of the ADP of the Non-highly Compensated Employees for the Plan Year or the ACP of Non-highly Compensated Employees under the Plan subject to
               Section 401(m) of the Code for the Plan Year beginning with or within the Plan Year of the CODA and (ii) the lesser of 200% or two plus the lesser of such ADP or ACP and where (B) is the sum of (i) 125 percent of the lesser of the ADP of the Non-highly Compensated Employees for the Plan Year or the ACP of Non-highly Compensated Employees under the Plan subject to Section 401(m) of the Code for the Plan Year beginning with or within the Plan Year of the CODA and (ii) the lesser of 200% or two plus the greater of such ADP or ACP.

               (2) "Average Contribution Percentage" or "ACP" shall mean the average of the Contribution Percentages of the Eligible Participants in a group.

               (3) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year.

               (4) "Contribution Percentage Amounts" shall mean the sum of Matching Contributions made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions or Excess Aggregate Contributions. If so elected by the Employer in Section 1.05(b)(3), the Employer may include Qualified Discretionary Contributions in the Contribution Percentage Amounts. The Employer also may elect to use Deferral Contributions in the Contribution Percentage Amounts so long as the ADP test is met before the Deferral Contributions are used in the ACP test and continues to be met following the exclusion of those Deferral Contributions that are used to meet the ACP test.

               (5) "Deferral Contribution" shall mean any contribution made at the election of the Participant pursuant to a salary reduction agreement in accordance with Section 4.01(a).

               (6) "Eligible Participant" shall mean any Employee who is eligible to make an Employee Contribution or a Deferral Contribution (if the employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution.

               (7)  Reserved

               (8) "Matching Contribution" shall mean an Employer Contribution made to this or any other defined contribution Plan on behalf of a Participant on account of a Participant's Deferral Contribution.

               (9) "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of:

                      (A) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

                      (B) The maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

                     Such determination shall be made after first determining Excess Deferrals pursuant to Section 4.01 and then determining Excess Contributions pursuant to Section 4.02.

        (d) Notwithstanding any other provision of the Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than


                                       14.

        the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions of Participants who are subject to the family member aggregation rules of Section 414(q)(6) of the Code shall be allocated among the family members in proportion Matching Contributions of each family member that is combined to determine the: combined ACP. If such Excess Aggregate Contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as annual additions under the Plan.

        Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is (1) income or loss allocable to the Participant's Matching Contribution account (if any, and if all amounts therein are not used in the ADP test) and if applicable, Qualified Non-elective Contribution account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator is the Participant's account balance(s) attributable to Contribution Percentage Amounts without regard to income or loss occurring during such Plan Year, or (2) such other amount determined under any reasonable method, provided that such method is used consistently for all Participants in calculating any distributions required under Section 4.04(d) and Sections 4.01(c) and 4.02(d) for the Plan Year, and is used by the Plan in allocating income or loss to the Participants' accounts. Income or loss allocable to the period between the end of the Plan Year and the date of distribution shall be disregarded in determining income or loss.

        Excess Aggregate Contributions shall be forfeited, if forfeitable, or distributed on a prorata basis from the Participant's Matching Contribution Account and if applicable, the Participant's Deferral Contributions Account or Qualified Discretionary Contribution Account or both. Forfeitures of Excess Aggregate Contributions shall be applied to reduce Employer contributions; the forfeitures shall be held in the money market fund, if any, listed in Section 1.14(b) pending such application.


4.05  SPECIAL RULES

Deferral Contributions and Qualified Discretionary Contributions and income allocable to each are not distributable to a Participant or his or her beneficiary or beneficiaries, in accordance with such Participant's or beneficiary or beneficiaries election, earlier than upon separation from service, death, or disability, except as otherwise provided in Section 7.10,
7.11 or 10.06. Such amounts may also be distributed, but after March 31, 1988 in the form of a lump sum only, upon:

        (a) Termination of the Plan without establishment of another defined contribution Plan, other than an Employee stock ownership Plan (as defined in Section 4975(e) or Section 409 of the Code) or a simplified Employee pension Plan as defined in Section 408(k) of the Code.

        (b) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

        (c) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Section 409(d)(2) of the Code) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

The Participant's accrued benefit derived from Deferral Contributions and Qualified Discretionary Contributions is nonforfeitable. Separate accounts for Deferral Contributions, Qualified Discretionary Contributions, and Matching Contributions will be maintained for each Participant. Each account will be credited with the applicable contributions and earnings thereon.


                                      15.

4.06  DISCRETIONARY EMPLOYER CONTRIBUTIONS

If so provided by the Employer in Sections 1.05(a)(1), for the Plan Year in which the Plan is adopted and for each Plan Year thereafter, the Employer may make Discretionary Employer Contributions to the Trust in accordance with
Section 1.05 to be allocated among eligible Participants, in the ratio that each Participant's Compensation bears to the total Compensation paid to all eligible Participants for the Plan Year.


4.07  TIME OF MAKING EMPLOYER CONTRIBUTIONS

The Employer will pay its contribution for each Plan Year not later than the time prescribed by law for filing the Employer's Federal income tax return for the fiscal (or taxable) year with or within which such Plan Year ends (including extensions thereof). The Trustee will have no authority to inquire into the correctness of the amounts contributed and paid over to the Trustee, to determine whether any contribution is payable under this Article 4, or to enforce, by suit or otherwise, the Employer's obligation, if any, to make a contribution to the Trustee.


4.08  RETURN OF EMPLOYER CONTRIBUTIONS

The Trustee shall, upon request by the Employer, return to the Employer the amount (if any) determined under Section 14.22. Such amount shall be reduced by amounts attributable thereto which have been credited to the Accounts of Participants who have since received distributions from the Trust, except to the extent such amounts continue to be credited to such Participants' Accounts at the time the amount is returned to the Employer. Such amount shall also be reduced by the losses of the Trust attributable thereto, if and to the extent such losses exceed the gains and income attributable thereto, but will not be increased by the gains and income of the Trust attributable thereto, if and to the extent such gains and income exceed the losses attributable thereto. In no event will the return of a contribution hereunder cause the balance of the individual Account of any Participant to be reduced to less than the balance which would have been credited to the Account had the mistaken amount not been contributed.


4.09  EMPLOYEE CONTRIBUTIONS

The Employer shall not allow Participants to make any Employee Contributions to the Plan. However, the Plan may accept a frozen Participant Employee Contribution Account. For purposes of this Plan, "Employee Contributions" shall mean any voluntary non-deductible contribution made to the Plan by or on behalf of a Participant that is or was included in the Participant's gross income in the year in which made and that is maintained under a separate account to which applicable earnings and losses are allocated. A Participant shall have a fully vested 100% nonforfeitable right to his Employee Contributions.


4.10  ROLLOVER CONTRIBUTIONS

        (a) ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS

               (1) An Employee who is or was a distributee of an "eligible rollover distribution" (as defined in Section 402(c)(4) of the Code and the regulations issued thereunder) from a qualified Plan or Section 403(b) annuity may directly transfer all or any portion of such distribution to the Trust or transfer all or any portion of such distribution to the Trust within sixty (60) days, of payment. The transfer shall be made in the form of cash or allowable Fund Shares only.

               (2) The Employer may refuse to accept rollover contributions or instruct the Trustee not to accept rollover contributions under the Plan.

        (b) TREATMENT OF ROLLOVER AMOUNT.


                                     16.

               (1) An Account will be established for the transferring Employee under Article 5, the rollover amount will be credited to the account and such amount will be subject to the terms of the Plan, including Section 8.01, except as otherwise provided in this
               Section 4.10.

               (2) The rollover account will at all times be fully vested in and nonforfeitable by the Employee.

        (c) ENTRY INTO PLAN BY TRANSFERRING EMPLOYEE. Although an amount may be transferred to the Trust Fund under this Section 4.10 by an Employee who has not yet become a Participant in accordance with Article 4, and such amount is subject to the terms of the Plan as described in paragraph (b) above, the Employee will not become a Participant entitled to share in Employer Contributions until he has satisfied such requirements.

        (d) MONITORING OF ROLLOVERS.

               (1) The Administrator shall develop such procedures and require such information from transferring Employees as it deems necessary to insure that amounts transferred under this Section
               4.10 meet the requirements for tax-free rollovers established by such Section and by Section 402(c) of the Code. No such amount may be transferred until approved by the Administrator.

               (2) If a transfer made under this Section 4.10 is later determined by the Administrator not to have met the requirements of this Section or of the Code or Treasury regulations, the Trustee shall, within a reasonable time after such determination is made, and on instructions from the Administrator, distribute to the Employee the amounts then held in the Trust attributable to the transferred amount.

4.11  DEDUCTIBLE VOLUNTARY EMPLOYEE CONTRIBUTIONS

The Administrator will not accept deductible Employee contributions which are made for a taxable year beginning after December 31, 1986. Contributions made prior to that date will be maintained in a separate account which will be nonforfeitable at all times and which will share in the gains and losses of the trust in the same manner as described in Section 5.02. No part of the deductible voluntary contribution account will be used to purchase life insurance. Subject to Article 8, the Participant may withdraw any part of the deductible voluntary contribution account upon request.

4.12  RESERVED

ARTICLE 5  PARTICIPANTS' ACCOUNTS

5.01  INDIVIDUAL ACCOUNTS

The Administrator will establish and maintain an Account for each Participant which will reflect Employer and Employee Contributions made on behalf of the Participant and earnings, expenses, gains and losses attributable thereto, and investments made with amounts in the Participant's Account. The Administrator will establish and maintain such other Accounts and records as it decides in its discretion to be reasonably required or appropriate in order to discharge its duties under the Plan.

5.02  VALUATION OF ACCOUNTS

Participant Accounts will be valued at their fair market value at least annually as of a date specified by the Administrator in accordance with a method consistently followed and uniformly applied, and on such date earnings,


                                      17.

expenses, gains and losses on investments made with amounts in each Participant's Account will be allocated to such Account. Participants will be furnished statements of their Account values at least once each Plan Year.


5.03  CODE SECTION 415 LIMITATIONS

Notwithstanding any other provisions of the Plan:

Subsections (a)(1) through (a)(4)--(THESE SUBSECTIONS APPLY TO EMPLOYERS WHO DO NOT MAINTAIN ANY QUALIFIED PLAN INCLUDING A WELFARE BENEFIT FUND, AN INDIVIDUAL MEDICAL ACCOUNT, OR A SIMPLIFIED EMPLOYEE PENSION IN ADDITION TO THIS PLAN.)

        (a)(1) If the Participant does not participate in, and has never participated in any other qualified Plan, Welfare Benefit Fund, Individual Medical Account, or a simplified Employee pension, as defined in section 408(k) of the Code, maintained by the Employer, which provides an annual addition as defined in Section 5.03(e)(1), the amount of Annual Additions to a Participant's Account for a Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's account would cause the annual additions for the limitation year to exceed the maximum permissible amount, the amount contributed or allocated will be reduced so that the annual additions for the limitation year will equal the maximum permissible amount.

        (a)(2) Prior to the determination of the Participant's actual Compensation for a Limitation Year, the Maximum Permissible Amount may be determined on the basis of a reasonable estimation of the Participant's Compensation for such Limitation Year, uniformly determined for all Participants similarly situated. Any Employer contributions based on estimated annual Compensation shall be reduced by any Excess Amounts carried over from prior years.

        (a)(3) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

        (a)(4) If, pursuant to subsection (a)(3) or as a result of the allocation of forfeitures, or a reasonable error in determining the total Elective Deferrals there is an Excess Amount with respect to a Participant for a Limitation Year, such Excess Amount shall be disposed of as follows:

               (A) Any Elective Deferrals, to the extent they would reduce the Excess Amount, will be returned to the Participant.

               (B) If after the application of paragraph (A) an Excess amount still exists and the Participant is in the service of the Employer which is covered by the Plan at the end of the Limitation Year, then such Excess Amount shall be reapplied to reduce future Employer contributions under this Plan for the next Limitation Year (and for each succeeding year, as necessary) for such Participant, so that in each such Year the sum of actual Employer contributions plus the reapplied amount shall equal the amount of Employer contributions which would otherwise be made to such Participant's Account.

               (C) If after the application of paragraph (A) an Excess Amount still exists and the Participant is not in the service of the Employer which is covered by the Plan at the end of a Limitation Year, then such Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions for all remaining Participants in the next Limitation Year and each succeeding Limitation Year if necessary.

               (D) If a suspense account is in existence at any time during the Limitation Year pursuant to this subsection, it will not participate in the allocation of the Trust Fund's investment gains and losses. All amounts in the suspense account must be allocated to the Accounts of Participants before any


                                      18.

               Employer contribution may be made for the Limitation Year. Except as provided in paragraph (A), Excess Amounts may not be distributed to Participants or former Participants.

               Subsections (b)(1) through (b)(6)--(THESE SUBSECTIONS APPLY TO EMPLOYERS WHO, IN ADDITION TO THIS PLAN, MAINTAIN ONE OR MORE PLANS, ALL OF WHICH ARE QUALIFIED MASTER OR PROTOTYPE DEFINED CONTRIBUTION PLANS, ANY WELFARE BENEFIT FUND, ANY INDIVIDUAL MEDICAL ACCOUNT, OR ANY SIMPLIFIED EMPLOYEE PENSION.)

        (b)(1) If, in addition to this Plan, the Participant is covered under any other qualified defined contribution Plans (all of which are qualified Master or Prototype Plans), Welfare Benefit Funds, Individual Medical Accounts, or simplified Employee pension Plans, maintained by the Employer, that provide an annual addition as defined in Section 5.03(e)(1), the amount of Annual Additions to a Participant's Account for a Limitation Year, shall not exceed the lesser of:

               (A) the Maximum Permissible Amount, reduced by the sum of any Annual Additions to the Participant's accounts for the same Limitation Year under such other qualified Master or Prototype defined contribution Plans, and Welfare Benefit Funds, Individual Medical Accounts, and simplified Employee pensions, or

               (B) any other limitation contained in this Plan.

        If the annual additions with respect to the Participant under other qualified Master or Prototype defined contribution Plans Welfare Benefit Funds, Individual Medical Accounts and simplified Employee pensions maintained by the Employer are less than the maximum permissible amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the annual additions for the limitation year to exceed this limitation, the amount contributed or allocated will be reduced so that the annual additions under all such Plans and funds for the limitation year will equal the maximum permissible amount. If the annual additions with respect to the Participant under such other qualified Master or Prototype defined contribution Plans, Welfare Benefit Funds, Individual Medical Accounts and simplified Employee pensions in the aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the limitation year.

        (b)(2) Prior to the determination of the Participant's actual Compensation for the Limitation Year, the amounts referred to in
        (b)(1)(A) above may be determined on the basis of a reasonable estimation of the Participant's Compensation for such Limitation Year, uniformly determined for all Participants similarly situated. Any Employer contribution based on estimated annual Compensation shall be reduced by any Excess Amounts carried over from prior years.

        (b)(3) As soon as is administratively feasible after the end of the Limitation Year, the amounts referred to in (b)(1)(A) shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

        (b)(4) If a Participant's Annual Additions under this Plan and all such other Plans result in an Excess Amount, such Excess Amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a simplified Employee pension will be deemed to have been allocated first, followed by Annual Additions to a Welfare Benefit Fund or Individual Medical Account regardless of the actual allocation date.

        (b)(5) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another Plan, the Excess Amount attributed to this Plan will be the product of:

               (A) the total Excess Amount allocated as of such date (including any amount which would have been allocated but for the limitations of Section 415 of the Code), times


                                     19.

               (B) the ratio of (i) the Annual Additions allocated to the Participant as of such date under this Plan, divided by (ii) the Annual Additions allocated as of such date under all qualified defined contribution Plans (determined without regard to the limitations of Section 415 of the Code).

        (b)(6) Any Excess Amounts attributed to this Plan shall be disposed of as provided in subsection (a)(4).

        Subsection (c)--(THIS SUBSECTION APPLIES ONLY TO EMPLOYERS WHO, IN ADDITION TO THIS PLAN, MAINTAIN ONE OR MORE QUALIFIED PLANS WHICH ARE QUALIFIED DEFINED CONTRIBUTION PLANS OTHER THAN MASTER OR PROTOTYPE PLANS.)

        (c) If the Employer also maintains another Plan which is a qualified defined contribution Plan other than a Master or Prototype Plan, Annual Additions allocated under this Plan on behalf of any Participant shall be limited in accordance with the provisions of (b)(1) through (b)(6), as though the other Plan were a Master or Prototype Plan, unless the Employer provides other limitations in the Adoption Agreement.

        Subsection (d)--(THIS SUBSECTION APPLIES ONLY TO EMPLOYERS WHO, IN ADDITION TO THIS PLAN, MAINTAIN OR AT MY TIME MAINTAINED A QUALIFIED DEFINED BENEFIT PLAN.)

        (d) If the Employer maintains, or at any time maintained, a qualified defined benefit Plan, the sum of any Participant's Defined Benefit Fraction and Defined Contribution Fraction shall not exceed the combined Plan limitation of 1.0 in any Limitation Year. The combined Plan limitation will be met as provided by the Employer in the Adoption Agreement.

        SUBSECTIONS (E)(1) THROUGH (E)(9)--(DEFINITIONS.)

        (e)(1) "Annual Additions" means the sum of the following amounts credited to a Participant for a Limitation Year:

               (A)  all Employer contributions,

               (B)  all Employee contributions,

               (C)  all forfeitures,

               (D) Amounts allocated, after March 31, 1984, to an Individual Medical Account which is part of a pension or annuity Plan maintained by the Employer are treated as Annual Additions to a defined contribution Plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key Employee, as defined in Section 419A(d)(3) of the Code, under a Welfare Benefit Fund maintained by the Employer are treated as Annual Additions to a defined contribution Plan, and

               (E) Allocations under a simplified Employee pension.

        For purposes of this Section 5.03, amounts reapplied to reduce Employer contributions under subsection (a)(4) shall also be included as Annual Additions.

        (e)(2) "Compensation" means wages as defined in Section 3401(a) of the Code and all other payments of Compensation to an Employee by the employer (in the course of the employer's trade or business) for which the employer is required to furnish the Employee a written statement under Sections 6041(d) and 6051(a)(3) of the Code. Compensation must be determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code.) For any Self-Employed Individual Compensation will mean Earned Income.


                                     20.

        For limitation years beginning after December 31, 1991, for purposes of applying the limitations of this article, Compensation for a limitation year is the Compensation actually paid or made available during such limitation year.

        (e)(3) "Defined Benefit Fraction" means a fraction, the numerator of which is the sum of the Participant's annual benefits (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) under all the defined benefit Plans (whether or not terminated) maintained by the Employer, each such annual benefit computed on the assumptions that the Participant will remain in employment until the normal retirement age under each such Plan (or the Participant's current age, if later) and that all other factors used to determine benefits under such Plan will remain constant for all future Limitation Years, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Sections 415(b)(1)(A) and 415(d) of the Code or 140 percent of the Participant's average Compensation for the 3 highest consecutive calendar years of service during which the Participant was active in each such Plan, including any adjustments under Section 415(b) of the Code. However, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986 in one or more defined benefit Plans maintained by the Employer which were in existence on May 6, 1986 then the denominator of the Defined Benefit Fraction shall not be less than 125 percent of the Participant's total accrued benefit as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986, under all such defined benefit Plans as met, individually and in the aggregate, the requirements of
        Section 415 of the Code for all Limitation Years beginning before January 1, 1987.

        (e)(4) "Defined Contribution Fraction" means a fraction, the numerator of which is the sum for the current and all prior Limitation Years of
        (A) all Annual Additions (if any) to the Participant's accounts under each defined contribution Plan (whether or not terminated) maintained by the Employer, and (B) all Annual Additions attributable to the Participant's nondeductible Employee contributions to all defined benefit Plans (whether or not terminated) maintained by the Employer, and the Participant's Annual Additions attributable to all Welfare Benefit Funds, Individual Medical Accounts, and simplified Employee pensions, maintained by the Employer, and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years during which the Participant was an Employee (regardless of whether the Employer maintained a defined contribution Plan in any such year).

        The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the dollar limitation in effect under Section 415(c)(1)(A) of the Code for each such year or 35 percent of the Participant's Compensation for each such year.

        If the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986 in one or more defined contribution Plans maintained by the Employer which were in existence on May 6, 1986 then the numerator of the Defined Contribution Fraction shall be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of this fraction will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The annual addition for any limitation year beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as annual additions.

        (e)(5) "Employer" means the Employer and any Related Employer that adopts this Plan. In the case of a group of employers which constitutes a controlled group of corporations (as defined in Section 414(b) of the Code as modified by Section 415(h)) or which constitutes trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c) of the Code as modified by Section 415(h) of the Code) or which constitutes an affiliated service group (as defined in Section 414(m) of the Code) and any other entity required to be aggregated with the Employer pursuant to regulations issued under
        Section 414(o) of the Code, all such employers shall be considered a single employer for purposes of applying the limitations of this Section 5.03.


                                      21.

        (e)(6) "Excess Amount" means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

        (e)(7) "Individual Medical Account" means an individual medical account as defined in Section 415(l)(2) of the Code.

        (e)(8) "Limitation Year" means the Plan Year. All qualified Plans of the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

        (e)(9) "Master or Prototype Plan" means a Plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

        (e)(10) "Maximum Permissible Amount" means for a Limitation Year with respect to any Participant the lesser of (i) $30,000 or, if greater, 25 percent of the dollar limitation set forth in Section 415(b)(1) of the Code, as in effect for the Limitation Year, or (ii) 25 percent of the Participant's Compensation for the Limitation Year. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount will not exceed the limitation in (e)(10)(i) multiplied by a fraction whose numerator is the number of months in the short Limitation Year and whose denominator is 12.

        The Compensation limitation referred to in subsection (e)(10)(ii) shall not apply to any contribution for medical benefits within the meaning of
        Section 401(h) or Section 419A(f)(2) of the Code after separation from service which is otherwise treated as an Annual Addition under Section 419A(d)(2) or Section 415(l)(1) of the Code.

        (e)(11) "Welfare Benefit Fund" means a welfare benefit fund as defined in Section 419(e) of the Code.



ARTICLE 6  INVESTMENT OF CONTRIBUTIONS


6.01  MANNER OF INVESTMENT

All contributions made to the Accounts of Participants shall be held for investment by the Trustee. The Accounts of Participants shall be invested and reinvested only in eligible investments selected by the Employer in Section 1.14(b), subject to Section 14.10.


6.02  INVESTMENT DECISIONS

Investments shall be directed by each Participant in accordance with this Section and Section 1.14(a). Pursuant to Section 14.04, the Trustee shall have no discretion or authority with respect to the investment of the Trust Fund.

        (a) Reserved

        (b) Each Participant shall direct the investment of his Account among the Fidelity Funds listed in Section 1.14(b). The Participant shall file initial investment instructions with the Administrator, on such form as the Administrator may provide, selecting the Funds in which amounts credited to his Account will be invested.

               (1) Except as provided in this Section 6.02, only authorized Plan contacts and the Participant shall have access to a Participant's Account. While any balance remains in the Account of a Participant after his death, the Beneficiary of the Participant shall make decisions as to the investment of the Account as though the Beneficiary were the Participant. To the extent required by a qualified


                                     22.

               domestic relations order as defined in Section 414(p) of the Code, an alternate payee shall make investment decisions with respect to a Participant's Account as though such alternate payee were the Participant.

               (2) If the Trustee receives any contribution under the Plan as to which investment instructions have not been provided, the Trustee shall promptly notify the Administrator and the Administrator shall take steps to elicit instructions from the Participant. The Trustee shall credit any such contribution to the Participant's Account and such amount shall be invested in the Fidelity Fund selected by the Employer for such purposes or, absent Employer selection, in the most conservative Fidelity Fund listed in
               Section 1.14(b), until investment instructions have been received by the Trustee.

        (c) All dividends, interest, gains and distributions of any nature received in respect of Fund Shares shall be reinvested in additional shares of that Fidelity Fund.

        (d) Expenses attributable to the acquisition of investments shall be charged to the Account of the Participant for which such investment is made.

6.03  PARTICIPANT DIRECTIONS TO TRUSTEE

All Participant initial investment instructions filed with the Administrator pursuant to the provisions of Section 6.02 shall be promptly transmitted by the Administrator to the Trustee. A Participant shall transmit subsequent investment instructions directly to the Trustee by means of the telephone exchange system maintained by the Trustee for such purposes. The method and frequency for change of investments will be determined under the (a) rules applicable to the investments selected by the Employer in Section 1.14(b) and (b) the additional rules of the Employer, if any, limiting the frequency of investment changes, which, are included in a separate written administrative procedure adopted by the Employer and accepted by the Trustee. The Trustee shall have no duty to inquire into the investment decisions of a Participant or to advise him regarding the purchase, retention or sale of assets credited to his Account.

ARTICLE 7  RIGHT TO BENEFITS

7.01  NORMAL OR EARLY RETIREMENT

Each Participant who attains his Normal Retirement Age or, if so provided by the Employer in Section 1.06(b), Early Retirement Age will have a 100 percent nonforfeitable interest in his Account regardless of any vesting schedule elected in Section 1.07. If a Participant retires upon the attainment of Normal or Early Retirement Age, such retirement is referred to as a normal retirement. Upon his normal retirement the balance of the Participant's Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.08, will be distributed to him in accordance with Article 8.

If a Participant separates from service before satisfying the age requirements for early retirement, but has satisfied the service requirement, the Participant will be entitled to elect an early retirement distribution upon satisfaction of such age requirement.


7.02  LATE RETIREMENT

If a Participant continues in the service of the Employer after attainment of Normal Retirement Age, he will continue to have a 100 percent nonforfeitable interest in his Account and will continue to participate in the Plan until the date he establishes with the Employer for his late retirement. Until he retires, he has a continuing election to receive all or any portion of his Account. Upon the earlier of his late retirement or the distribution date required


                                     23.

under Section 8.08, the balance of his Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.08, will be distributed to him in accordance with Article 8 below.

7.03  DISABILITY RETIREMENT

If so provided by the Employer in Section 1.06(c), a Participant who becomes disabled will have a 100 percent nonforfeitable interest in his Account, the balance of which Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.08, will be distributed to him in accordance with Article 8 below. A Participant is considered disabled if he cannot engage in any substantial, gainful activity because of a medically determinable physical or mental impairment likely to result in death or to be of a continuous period of not less than 12 months, and terminates his employment with the employer. Such termination of employment is referred to as a disability retirement. Determinations with respect to disability shall be made by the Administrator who may rely on the criteria set forth in Section 1.06(c) as evidence that the Participant is disabled.


7.04  DEATH

Subject, if applicable, to Section 8.04, if a Participant dies before the distribution of his Account has commenced, or before such distribution has been completed, his Account shall become 100 percent vested and his designated Beneficiary or Beneficiaries will be entitled to receive the balance or remaining balance of his Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.08. Distribution to the Beneficiary or Beneficiaries will be made in accordance with Article 8.

A Participant may designate a Beneficiary or Beneficiaries, or change any prior designation of Beneficiary or Beneficiaries by giving notice to the Administrator on a form designated by the Administrator. If more than one person is designated as the Beneficiary, their respective interests shall be as indicated on the designation form. In the case of a married Participant the Participant's spouse shall be deemed to be the designated Beneficiary unless the Participant's spouse has consented to another designation in the manner described in Section 8.03(d).

A copy of the death notice or other sufficient documentation must be filed with and approved by the Administrator. If upon the death of the Participant there is, in the opinion of the Administrator, no designated Beneficiary for part or all of the Participant's Account, such amount will be paid to his surviving spouse or, if none, to his estate (such spouse or estate shall be deemed to be the Beneficiary for purposes of the Plan). If a Beneficiary dies after benefits to such Beneficiary have commenced, but before they have been completed, and, in the opinion of the Administrator, no person has been designated to receive such remaining benefits, then such benefits shall be paid in a lump sum to the deceased Beneficiary's estate.

7.05  OTHER TERMINATION OF EMPLOYMENT

If a Participant terminates his employment for any reason other than death or normal, late, or disability retirement, he will be entitled to a termination benefit equal to (a) the vested percentage(s) of the value of the Matching and/or Discretionary Contributions to his Account, as adjusted for income, expense, gain, or loss, such percentage(s) determined in accordance with the vesting schedule(s) selected by the Employer in Section 1.07, and (b) the value of the Deferral, Qualified Discretionary and Rollover Contributions to his Account as adjusted for income, expense, gain or loss. The amount payable under this Section 7.05 will be subject to the provisions of Section 7.08 and will be distributed in accordance with Article 8 below.

7.06  SEPARATE ACCOUNT

If a distribution from a Participant's Account has been made to him at a time when he has a nonforfeitable right to less than 100 percent of his Account, the vesting schedule in Section 1.07 will thereafter apply only to amounts in his Account attributable to Employer Contributions allocated after such distribution. The balance of his Account


                                    24.

immediately after such distribution will be transferred to a separate account which will be maintained for the purpose of determining his interest therein according to the following provisions.

At any relevant time prior to a forfeiture of any portion thereof under Section
7.07 a Participant's nonforfeitable interest in his Account held in a separate account described in the preceding paragraph will be equal to P(AB +
(RxD))-(RxD), where P is the nonforfeitable percentage at the relevant time determined under Section 7.05; AB is the account balance of the separate account at the relevant time; D is the amount of the distribution; and R is the ratio of the account balance at the relevant time to the account balance after distribution. Following a forfeiture of any portion of such separate account under Section 7.07 below, any balance in the Participant's separate account will remain fully vested and nonforfeitable.

7.07  FORFEITURES

If a Participant terminates his employment, any portion of his Account (including any amounts credited after his termination of employment) not payable to him under Section 7.05 will be forfeited by him upon the complete distribution to him of the vested portion of his Account, if any, subject to the possibility of reinstatement as described in the following paragraph. For purposes of this paragraph, if the value of an Employee's vested account balance is zero, the Employee shall be deemed to have received a distribution of his vested interest immediately following termination of employment. Such forfeitures will be applied to reduce the contributions of the Employer next payable under the Plan (or administrative expenses of the Plan); the forfeitures shall be held in a money market fund pending such application.

If a Participant forfeits any portion of his Account under the preceding paragraph but does again become an Employee after such date, then the amount so forfeited, without any adjustment for the earnings, expenses, or losses or gains of the assets credited to his Account since the date forfeited, will be re-credited to his Account (or to a separate account as described in Section 7.06, if applicable) but only if he repays to the Plan before the earlier of five years after the date of his re-employment or the date he incurs 5 consecutive 1-year breaks in service following the date of the distribution the amount previously distributed to him, without interest, under Section 7.05. If an Employee is deemed to receive a distribution pursuant to this Section 7.07, and the Employee resumes employment before 5 consecutive 1-year breaks in service, the Employee shall be deemed to have repaid such distribution on the date of his re-employment. Upon such an actual or deemed repayment, the provisions of the Plan (including Section 7.06) will thereafter apply as if no forfeiture had occurred. The amount to be re-credited pursuant to this paragraph will be derived first from the forfeitures, if any, which as of the date of re-crediting have yet to be applied as provided in the preceding paragraph and, to the extent such forfeitures are insufficient, from a special Employer contribution to be made by the Employer.

If a Participant elects not to receive the nonforfeitable portion of his Account following his termination of employment, the non-vested portion of his Account shall be forfeited after the Participant has incurred five consecutive 1-year breaks in service as defined in Section 2.01(a)(33).

No forfeitures will occur solely as a result of a Participant's withdrawal of Employee contributions.

7.08  ADJUSTMENT FOR INVESTMENT EXPERIENCE

If any distribution under this Article 7 is not made in a single payment, the amount retained by the Trustee after the distribution will be subject to adjustment until distributed to reflect the income and gain or loss on the investments in which such amount is invested and any expenses properly charged under the Plan and Trust to such amounts.

7.09  PARTICIPANT LOANS

If permitted under Section 1.09, the Administrator shall allow Participants to apply for a loan from the Plan, subject to the following:


                                      25.

        (a) LOAN APPLICATION. All Plan loans shall be administered by the Administrator. Applications for loans shall be made to the Administrator on forms available from the Administrator. Loans shall be made available to all Participants on a reasonably equivalent basis. For this purpose, the term "Participant" means any Participant or Beneficiary, including an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, who is a party-in-interest (as determined under ERISA Section 3(14)) with respect to the Plan except no loans will be made to: (i) an Employee who makes a rollover contribution in accordance with Section 4.10 who has not satisfied the requirements of Section 3.01, or (ii) a shareholder-Employee or Owner-Employee. For purposes of this requirement, a shareholder-Employee means an Employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

        A Participant with an existing loan may not apply for another loan until the existing loan is paid in full and may not refinance an existing loan or attain a second loan for the purpose of paying off the existing loan. A Participant may not apply for more than one loan during each Plan Year.

        (b) LIMITATION OF LOAN AMOUNT/PURPOSE OF LOAN. Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees. No loan to any Participant or Beneficiary can be made to the extent that such loan when added to the outstanding balance of all other loans to the Participant or Beneficiary would exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made over the outstanding balance of loans from the Plan on the date the loan is made, or (b) one-half the present value of the nonforfeitable Account of the Participant. For the purpose of the above limitation, all loans from all Plans of the Employer and Related Employers are aggregated. A Participant may not request a loan for less than $1,000. The Employer may provide that loans only be made from certain contribution sources within Participant Account(s) by notifying the Trustee in writing of the restricted source.

        Loans may be made for any purpose or if elected by the Employer in
        Section 1.09(a), on account of hardship only. A loan will be considered to be made on account of hardship only if made on account of an immediate and heavy financial need described in Section 7.10(b)(1).

        (c) TERMS OF LOAN. All loans shall bear a reasonable rate of interest as determined by the Administrator based on the prevailing interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. The determination of a reasonable rate of interest must be based on appropriate regional factors unless the Plan is administered on a national basis in which case the Administrator may establish a uniform reasonable rate of interest applicable to all regions.

        All loans shall by their terms require that repayment (principal and interest) be amortized in level payments, not less than quarterly, over a period not extending beyond five years from the date of the loan unless such loan is for the purchase of a Participant's primary residence, in which case the repayment period may not extend beyond ten years from the date of the loan. A Participant may prepay the outstanding loan balance prior to maturity without penalty.

        (d) SECURITY. Loans must be secured by the Participant's Accounts not to exceed 50 percent of the Participant's vested Account. A Participant must obtain the consent of his or her spouse, if any, to use a Participant Account as security for the loan, if the provisions of
        Section 8.03 apply to the Participant. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan.

        (e) DEFAULT.  The Administrator shall treat a loan in default if:

               (1) any scheduled repayment remains unpaid more than 90 days;


                                     26.

               (2) there is an outstanding principal balance existing on a loan after the last scheduled repayment date.

        Upon default or termination of employment, the entire outstanding principal and accrued interest shall be immediately due and payable. If a distributable event (as defined by the Code) has occurred, the Administrator shall direct the Trustee to foreclose on the promissory note and offset the Participant's vested Account by the outstanding balance of the loan. If a distributable event has not occurred, the Administrator shall direct the Trustee to foreclose on the promissory note and offset the Participant's vested Account as soon as a distributable event occurs.

        (f) PRE-EXISTING LOANS. The provision in paragraph (a) of this Section
        7.09 limiting a Participant to one outstanding loan shall not apply to loans made before the Employer adopted this prototype Plan document. A Participant may not apply for a new loan until all outstanding loans made before the Employer adopted this prototype Plan have been paid in full. The Trustee may accept any loans made before the Employer adopted this prototype Plan document except such loans which require the Trustee to hold as security for the loan property other than the Participant's vested Account.

        As of the effective date of amendment of this Plan in Section 1.01(g)(2), the Trustee shall have the right to re-amortize the outstanding principal balance of any Participant loan that is delinquent. Such re-amortization shall be based upon the remaining life of the loan and the original maturity date may not be extended.

        Notwithstanding any other provision of this Plan, the portion of the Participant's vested Account used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested Account (determined without regard to the preceding sentence) is payable to the surviving spouse, then the Account shall be adjusted by first reducing the vested Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

        No loan to any Participant or Beneficiary can be made to the extent that such loan when added to the outstanding balance of all other loans to the Participant or Beneficiary would exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made over the outstanding balance of loans from the Plan on the date the loan is made, or (b) one-half the present value of the nonforfeitable Account of the Participant. For the purpose of the above limitation, all loans from all Plans of the Employer and Related Employers are aggregated.

7.10  IN-SERVICE/HARDSHIP WITHDRAWALS

Subject to the provisions of Article 8, a Participant shall not be permitted to withdraw any Employer or Employee Contributions (and earnings thereon) prior to retirement or termination of employment, except as follows:

        (a) AGE 59-1/2. If permitted under Section 1.11(b), a Participant who has attained the age of 59-1/2 is permitted to withdraw upon request all or any portion the Accounts specified by the Employer in 1.11(b).

        (b) HARDSHIP. If permitted under Section 1.10, a Participant may apply to the Administrator to withdraw some or all of his Deferral Contributions (and earnings thereon accrued as of December 31, 1988) and, if applicable, Rollover Contributions and such other amounts allowed by a predecessor Plan, if such withdrawal is made on account of a hardship. For purposes of this Section, a distribution is made on account of hardship if made on account of an immediate and heavy financial need of the Employee where such Employee lacks other available resources. Determinations with respect to hardship shall be made by the Administrator and shall be conclusive for purposes of the Plan, and shall be based on the following special rules:

               (1) The following are the only financial needs considered immediate and heavy: expenses incurred or necessary for medical care (within the meaning of Section 213(d) of the Code) of the Employee, the


                                     27.

               Employee's spouse, children, or dependents; the purchase (excluding mortgage payments) of a principal residence for the Employee; payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Employee, the Employee's spouse, children or dependents; or the need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.

               (2) A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if:

                     (i) The Employee has obtained all distributions, other than the hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all Plans maintained by the Employer;

                     (ii) The Employee suspends Deferral Contributions and Employee Contributions to the Plan for the 12-month period following the date of his hardship distribution. The suspension must also apply to all elective contributions and Employee contributions to all other qualified Plans and non-qualified Plans maintained by the Employer, other than any mandatory employer contribution portion of a defined benefit Plan, including stock option, stock purchase and other similar Plans, but not including health and welfare benefit Plans (other than the cash or deferred arrangement portion of a cafeteria Plan);

                     (iii) The distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

                     (iv) The Employee agrees to limit Deferral Contributions (elective contributions) to the Plan and any other qualified Plan maintained by the Employer for the Employee's taxable year immediately following the taxable year of the hardship distribution to the applicable limit under Section 402(g) of the Code for such taxable year less the amount of such Employee's Deferral Contributions for the taxable year of the hardship distribution.

               (3) A Participant must obtain the consent of his or her spouse, if any, to obtain a hardship withdrawal, if the provisions of
               Section 8.03 apply to the Participant.

        (c) EMPLOYEE CONTRIBUTIONS. A Participant may elect to withdraw, in cash, up to one hundred percent of the amount then credited to his Employee Contribution Account. Such withdrawals shall be limited to one
        (1) per Plan Year unless this prototype Plan document is an amendment of a prior Plan document, in which case the rules and restrictions governing Employee contribution withdrawals, if any, are incorporated herein by reference.

7.11  PRIOR PLAN IN-SERVICE DISTRIBUTION RULES

If designated by the Employer in Section 1.11(b), or Section 1.11(c)(2) or (3)a Participant shall be entitled to withdraw at anytime prior to his termination of employment, subject to the provisions of Article 8 and the prior Plan, any vested Employer Contributions maintained in a Participant's Account for the specified period of time.

ARTICLE 8  DISTRIBUTION OF BENEFITS PAYABLE AFTER TERMINATION OF SERVICE.

8.01  DISTRIBUTION OF BENEFITS TO PARTICIPANTS AND BENEFICIARIES

        (a) Distributions from the Trust to a Participant or to the Beneficiary of the Participant shall be made in a lump sum in cash or, if elected by the Employer in Section 1.11, under a systematic withdrawal Plan


                                     28.

        (installment(s)) upon retirement, death, disability, or other termination of employment, unless another form of distribution is required or permitted in accordance with paragraph (d) of this Section
        8.01 or Sections 1.11(c), 8.02, 8.03, 8.04 or 11.02. A distribution may be made in Fund Shares, at the election of the Participant, pursuant to the qualifying rollover of such distribution to a Fidelity Investments individual retirement account.

        (b) Distributions under a systematic withdrawal Plan must be made in substantially equal annual, or more frequent, installments, in cash, over a period certain which does not extend beyond the life expectancy of the Participant or the joint life expectancies of the Participant and his Beneficiary, or, if the Participant dies prior to the commencement of his benefits the life expectancy of the Participant's Beneficiary, as further described in Section 8.04.

        (c) Notwithstanding the provisions of Section 8.01(b) above, if a Participant's Account is, and at the time of any prior distribution(s) was, $3,500 or less, the balance of such Account shall be distributed in a lump sum as soon as practicable following retirement, disability, death or other termination of employment.

        (d) This paragraph (d) applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article 8, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement Plan specified by the distributee in a direct rollover. The following definitions shall apply for purposes of this paragraph (d):

               (1) Eligible rollover distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under
               Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

               (2) Eligible retirement plan. An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity Plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to a surviving spouse, an eligible retirement Plan is an individual retirement account or individual retirement annuity.

               (3) Distributee. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

               (4) Direct rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

               (5) If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a) - 11(c) of the Income Tax Regulations is given, provided that:

                      (A) the Plan Administrator clearly informs the Distributee that the Distributee has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and


                                     29.

                      (B) the Distributee after receiving the notice affirmatively elects a distribution.


8.02  ANNUITY DISTRIBUTIONS

If so provided in Section 1.11(c), a Participant may elect distributions made in whole or in part in the form of an annuity contract subject to the provisions of
Section 8.03.

        (a) An annuity contract distributed under the Plan must be purchased from an insurance company and must be nontransferable. The terms of an annuity contract shall comply with the requirements of the Plan and distributions under such contract shall be made in accordance with
        Section 401(a)(9) of the Code and the regulations thereunder.

        (b) The payment period of an annuity contract distributed to the Participant pursuant to this Section may be as long as the Participant lives. If the annuity is payable to the Participant and his spouse or designated Beneficiary, the payment period of an annuity contract may be for as long as either the Participant or his spouse or designated Beneficiary lives. Such an annuity may provide for an annuity certain feature for a period not exceeding the life expectancy of the Participant. If the annuity is payable to the Participant and his spouse such period may not exceed the joint life and last survivor expectancy of the Participant and his spouse, or, if the annuity is payable to the Participant and a designated Beneficiary, the joint life and last survivor expectancy of the Participant and such Beneficiary. If the Participant dies prior to the commencement of his benefits, the payment period of an annuity contract distributed to the Beneficiary of the Participant may be as long as the Participant's Beneficiary lives, and may provide for an annuity certain feature for a period not exceeding the life expectancy of the Beneficiary. Any annuity contract distributed under the Plan must provide for non increasing payments.

8.03  JOINT AND SURVIVOR ANNUITIES/PRE-RETIREMENT SURVIVOR ANNUITIES

        (a) APPLICATION. The provisions of this Section supersede any conflicting provisions of the Plan; provided, however, that paragraph
        (b) of this Section shall not apply if the Participant's Account does not exceed or at the time of any prior distribution did not exceed $3,500. A Participant is described in this Section only if (i) the Participant has elected distribution of his Account in the form of an Annuity Contract in accordance with Section 8.02, or (ii) the Trustee has directly or indirectly received a transfer of assets from another Plan (including a predecessor Plan) to which Section 401(a)(11) of the Code applies with respect to such Participant.

        (b) RETIREMENT ANNUITY. Unless the Participant elects to waive the application of this subsection in a manner satisfying the requirements of subsection (d) below, to the extent applicable to the Participant, within the 90-day period preceding his Annuity Starting Date (which election may be revoked, and if revoked, remade, at any time in such period), the vested Account due any Participant to whom this subsection
        (b) applies will be paid to him by the purchase and delivery to him of an annuity contract described in Section 8.02 providing a life annuity only form of benefit or, if the Participant is married as of his Annuity Starting Date, providing an immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse (determined as of the date of distribution of the contract) which is 50 percent of the amount of the annuity which is payable during the joint lives of the Participant and such spouse. The Participant may elect to receive distribution of his benefits in the form of such annuity as of the earliest date on which he could elect to receive retirement benefits under the Plan. Within the period beginning 90 days prior to the Participant's Annuity Starting Date and ending 30 days prior to such Date, the Administrator will provide such Participant with a written explanation of (i) the terms and conditions of the annuity contract described herein, (ii) the Participant's right to make and the effect of an election to waive application of this subsection, (iii) the rights of the Participant's spouse under subsection (d), and (iv) the right to revoke and the period of time effect of a revocation of the election to waive application of this subsection.


                                    30.

        (c) ANNUITY DEATH BENEFIT. Unless the Participant elects to waive the application of this subsection in a manner satisfying the requirements of subsection (d) below at any time within the applicable election period (which election may be revoked, and if revoked, remade, at any time in such period), if a married Participant to whom this Section applies dies before his Annuity Starting Date, then notwithstanding any designation of a Beneficiary to the contrary, 50 percent of his vested Account will be applied to purchase an annuity contract described in
        Section 8.02 providing an annuity for the life of the Participant's surviving spouse, which contract will then be promptly distributed to such spouse. In lieu of the purchase of such an annuity contract, the spouse may elect in writing to receive distributions under the Plan as if he or she had been designated by the Participant as his Beneficiary with respect to 50 percent of his Account. For purposes of this subsection, the applicable election period will commence on the first day of the Plan Year in which the Participant attains age 35 and will end on the date of the Participant's death, provided that in the case of a Participant who terminates his employment the applicable election period with respect to benefits accrued prior to the date of such termination will in no event commence later than the date of his termination of employment. A Participant may elect to waive the application of this subsection prior to the Plan Year in which he attains age 35, provided that any such waiver will cease to be effective as of the first day of the Plan Year in which the Participant attains age 35.

        The Administrator will provide a Participant to whom this subsection applies with a written explanation with respect to the annuity death benefit described in this subsection (c) comparable to that required under subsection (b) above. Such explanation shall be furnished within whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant reaches age 32 and ending with the end of the Plan Year preceding the Plan Year in which he reaches age 35, (ii) a reasonable perod ending after the Employee becomes a Participant, (iii) a reasonable period ending after this Section 8.04 first becomes applicable to the Participant in accordance with Section 8.04(a), (iv) in the case of a Participant who separates from service before age 35, a reasonable period of time ending after separation from service. For purposes of the preceding sentence, the two-year period beginning one year prior to the date of the event described in clause (ii), (iii) or (iv), whichever is applicable, and ending one year after such date shall be considered reasonable, provided, that in the case of a Participant who separates from service under (iv) above and subsequently recommences employment with the Employer, the applicable period for such Participant shall be predetermined in accordance with this subsection.

        (d) REQUIREMENTS OF ELECTIONS. This subsection will be satisfied with respect to a waiver or designation which is required to satisfy this subsection if such waiver or designation is in writing and either

               (1) the Participant's spouse consents thereto in writing, which consent must acknowledge the effect of such waiver or designation and be witnessed by a notary public or Plan representative, or

               (2) the Participant establishes to the satisfaction of the Administrator that the consent of the Participant's spouse cannot be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as the Secretary of Treasury may prescribe.

               Any consent by a spouse, or establishment that the consent of a spouse may not be obtained, will be effective only with respect to a specific Beneficiary (including any class of beneficiaries or any contingent beneficiaries) or form of benefits identified in the Participant's waiver or designation, unless the consent of the spouse expressly permits designations by the Participant without any requirement of further consent by the spouse. A consent which permits such designations by the Participant shall acknowledge that the spouse has the right to limit consent to a specific Beneficiary and form of benefits and that the spouse voluntarily elects to relinquish both such rights. A consent by a spouse shall be irrevocable once made. Any such consent, or establishment that such consent may not be obtained, will be effective only with respect to such spouse. For purposes of subsections (b) and (c) above, no consent of a spouse shall be valid unless the notice required by such subsection, whichever is applicable, has been provided to the Participant.

        (e) FORMER SPOUSE. For purposes of this Section 8.03, a former spouse of a Participant will be treated as the spouse or surviving spouse of the Participant, and a current spouse will not be so treated, to the extent required under a qualified domestic relations order, as defined in
        Section 414(p) of the Code.


                                     31.

        (f) VESTED ACCOUNT BALANCE. For purposes of this Section, vested Account shall include the aggregate value of the Participant's vested Account derived from Employer and Employee contributions (including rollovers), whether vested before or upon death. The provisions of this Section shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee contributions, or both, upon death or at the time of distribution.


8.04  INSTALLMENT DISTRIBUTIONS

This Section shall be interpreted and applied in accordance with the regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the regulations.

        (a) IN GENERAL. If a Participant's benefit may be distributed in accordance with Section 8.01(b), the amount to be distributed for each calendar year for which a minimum distribution is required shall be at least an amount equal to the quotient obtained by dividing the Participant's interest in his Account by the life expectancy of the Participant or Beneficiary or the joint life and last survivor expectancy of the Participant and his Beneficiary, whichever is applicable. For calendar years beginning before January 1, 1989, if a Participant's Beneficiary is not his spouse, the method of distribution selected must insure that at least 50 percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant. For calendar years beginning after December 31, 1988 the amount to be distributed for each calendar year shall not be less than an amount equal to the quotient obtained by dividing the Participant's interest in his Account by the lesser of (i) the applicable life expectancy under Section 8.01(b), or (ii) if a Participant's Beneficiary is not his spouse, the applicable divisor determined under Section 1.401(a)(9)-2, Q&A 4 of the Proposed Treasury Regulations, or any successor regulations of similar import. Distributions after the death of the Participant shall be made using the applicable life expectancy under (i) above, without regard to Section 1.401(a)(9)-2 of such regulations.

        The minimum distribution required under this subsection (a) for the calendar year immediately preceding the calendar year in which the Participant's required beginning date, as determined under Section 8.08(b), occurs shall be made on or before the Participant's required beginning date, as so determined. Minimum distributions for other calendar years shall be made on or before the close of such calendar year.

        (b) ADDITIONAL REQUIREMENTS FOR DISTRIBUTIONS AFTER DEATH OF
        PARTICIPANT.

               (1) DISTRIBUTION BEGINNING BEFORE DEATH. If the Participant dies before distribution of his benefits has begun, distributions shall be made in accordance with the provisions of this paragraph. Distributions under Section 8.01(a) shall be completed by the close of the calendar year in which the fifth anniversary of the death of the Participant occurs. Distributions under
               Section 8.01(b) shall commence, if the Beneficiary is not the Participant's spouse, not later than the close of the calendar year immediately following the calendar year in which the death of the Participant occurs. Distributions under Section 8.01(b) to a Beneficiary who is the Participant's surviving spouse shall commence not later than the close of the calendar year in which the Participant would have attained age 70-1/2 or, if later, the close of the calendar year immediately following the calendar year in which the death of the Participant occurs. In the event such spouse dies prior to the date distribution to him or her commences, he or she will be treated for purposes of this subsection (other than the preceding sentence) as if he or she were the Participant. If the Participant has not designated a Beneficiary, or the Participant or Beneficiary has not effectively selected a method of distribution, distribution of the Participant's benefit shall be completed by the close of the calendar year in which the fifth anniversary of the death of the Participant occurs.

               Any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.


                                     32.

               For purposes of this subsection (b)(1), the life expectancy of a Beneficiary who is the Participant's surviving spouse shall be recalculated annually unless the Participant's spouse irrevocably elects otherwise prior to the time distributions are required to begin. Life expectancy shall be computed in accordance with the provisions of subsection (a) above.

               (2) DISTRIBUTION BEGINNING AFTER DEATH. If the Participant dies after distribution of his benefits has begun, distributions to the Participant's Beneficiary will be made at least as rapidly as under the method of distribution being used as of the date of the Participant's death.

        For purposes of this Section 8.04(b), distribution of a Participant's interest in his Account will be considered to begin as of the Participant's required beginning date, as determined under Section 8.08(b). If distribution in the form of an annuity irrevocably commences prior to such date, distribution will be considered to begin as of the actual date distribution commences.

        (c) LIFE EXPECTANCY. For purposes of this Section, life expectancy shall be recalculated annually in the case of the Participant or a Beneficiary who is the Participant's spouse unless the Participant or Beneficiary irrevocably elects otherwise prior to the time distributions are required to begin. If not recalculated in accordance with the foregoing, life expectancy shall be calculated using the attained age of the Participant or Beneficiary, whichever is applicable, as of such individual's birth date in the first year for which a minimum distribution is required reduced by one for each elapsed calendar year since the date life expectancy was first calculated. For purposes of this Section, life expectancy and joint life and last survivor expectancy shall be computed by use of the expected return multiples in Table V and VI of section 1.72-9 of the income tax Regulations.

        A Participant's interest in his Account for purposes of this Section
        8.04 shall be determined as of the last valuation date in the calendar year immediately preceding the calendar year for which a minimum distribution is required, increased by the amount of any contributions allocated to, and decreased by any distributions from, such Account after the valuation date. Any distribution for the first year for which a minimum distribution is required made after the close of such year shall be treated as if made prior to the close of such year.


8.05  IMMEDIATE DISTRIBUTIONS

If the Account distributable to a Participant exceeds, or at the time of any prior distribution exceeded, $3,500, no distribution will be made to the Participant before he reaches his Normal Retirement Age (or age 62, if later), unless the written consent of the Participant has been obtained. Such consent shall be made in writing within the 90-day period ending on the Participant's Annuity Starting Date. Within the period beginning 90 days before the Participant's Annuity Starting Date and ending 30 days before such Date, the Administrator will provide such Participant with written notice comparable to the notice described in Section 8.03(b) containing a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan and informing the Participant of his right to defer receipt of the distribution until his Normal Retirement Age (or age 62, if later).

The consent of the Participant's spouse must also be obtained if the Participant is subject to the provisions of Section 8.03(a), unless the distribution will be made in the form of the applicable retirement annuity contract described in
Section 8.03(b). A spouse's consent to early distribution, if required, must satisfy the requirements of Section 8.03(d).

Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code. In addition, upon termination of the Plan if it does not offer an annuity option (purchased from a commercial provider) and if the Employer or any Related Employer does not maintain another defined contribution Plan (other than an


                                     33.

Employee stock ownership Plan as defined in Code Section 4975(e)(7)) the Participant's Account will, without the Participant's consent, be distributed to the Participant. However, if any Related Employer maintains another defined contribution Plan (other than an Employee stock ownership Plan as defined in Section 4975(e)(7) of the Code) then the Participant's Account will be transferred, without the Participant's consent, to the other Plan if the Participant does not consent to an immediate distribution.

8.06  DETERMINATION OF METHOD OF DISTRIBUTION

The Participant will determine the method of distribution of benefits to himself and may determine the method of distribution to his Beneficiary. Such determination will be made prior to the time benefits become payable under the Plan. If the Participant does not determine the method of distribution to his Beneficiary or if the Participant permits his Beneficiary to override his determination, the Beneficiary, in the event of the Participant's death, will determine the method of distribution of benefits to himself as if he were the Participant. A determination by the Beneficiary must be made no later than the close of the calendar year in which distribution would be required to begin under Section 8.04(b) or, if earlier, the close of the calendar year in which the fifth anniversary of the death of the Participant occurs.


8.07  NOTICE TO TRUSTEE

The Administrator Will notify the Trustee in a medium acceptable to the Trustee whenever any Participant or Beneficiary is entitled to receive benefits under the Plan. The Administrator's notice shall indicate the form of benefits that such Participant or Beneficiary shall receive and (in the case of distributions to a Participant) the name of any designated Beneficiary or Beneficiaries.


8.08  TIME OF DISTRIBUTION

In no event will distribution to a Participant be made later than the earlier of the dates described in (a) and (b) below:

        (a) Absent the consent of the Participant (and his spouse, if appropriate), the 60th day after the close of the Plan Year in which occurs the later of the date on which the Participant attains age 65, the date on which the Participant, ceases to be employed by the Employer; or the 10th anniversary of the year in which the Participant commenced participation in the Plan; and

        (b) April 1 of the calendar year first following the calendar year in which the Participant attains age 70-1/2 or, in the case of a Participant who had attained age 70-1/2 before January 1, 1988, the required beginning date determined in accordance with (1) or (2) below:

               (1) The required beginning date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70-1/2 occurs.

               (2) The required beginning date of a Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                     (i) the calendar year in which the Participant attains age 70-1/2, or

                     (ii) the earlier of the calendar year with or within which ends the Plan year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

Notwithstanding the foregoing, in the case of a Participant who attained age 70-1/2 during 1988 and who had not retired prior to January 1, 1989, the required beginning date described in this paragraph shall be April 1, 1990.

Notwithstanding (a) above, the failure of a Participant (and spouse) to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 8.05, shall be deemed to be an election to defer


                                    34.

commencement of payment of any benefit sufficient to satisfy (a) above. Once distributions have begun to a 5-percent owner under (b) above, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year. For purposes of (b) above, a Participant is treated as a 5-percent owner if such Participant is a 5-percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan year ending with or within the calendar year in which such owner attains age 66-1/2 or any subsequent Plan year.

The Administrator shall notify the Trustee in a medium acceptable to the Trustee whenever a distribution is necessary in order to comply with the minimum distribution rules set forth in this Section.


8.09  WHEREABOUTS OF PARTICIPANTS AND BENEFICIARIES

The Administrator will at all times be responsible for determining the whereabouts of each Participant or Beneficiary who may be entitled to benefits under the Plan and will at all times be responsible for instructing the Trustee in writing as to the current address of each such Participant or Beneficiary. The Trustee will be entitled to rely on the latest written statement received from the Administrator as to such addresses. The Trustee will be under no duty to make any distributions under the Plan unless and until it has received written instructions from the Administrator satisfactory to the Trustee containing the name and address of the distributor, the time when the distribution is to occur, and the form which the distribution will take. Notwithstanding the foregoing, if the Trustee attempts to make a distribution in accordance with the Administrator's instructions but is unable to make such distribution because the whereabouts of the distributee is unknown, the Trustee will notify the Administrator of such situation and thereafter the Trustee will be under no duty to make any further distributions to such distributee until it receives further written instructions from the Administrator. If a benefit is forfeited because the Administrator determines that the Participant or beneficiary cannot be found, such benefit will be reinstated by the Sponsor if a clam is filed by the Participant or Beneficiary with the Administrator and the Administrator confirms the claim to the Sponsor.

ARTICLE 9  TOP-HEAVY PROVISIONS.

9.01  APPLICATION

If the Plan is or becomes a Top-Heavy Plan in any Plan Year or is automatically deemed to be Top-Heavy in accordance with the Employer's election in Section 1.12(a)(1) of the Adoption Agreement, the provisions of this Article 9 shall supersede any conflicting provision in the Plan.

9.02  DEFINITIONS

For purposes of this Article 9, the following terms have the meanings set forth below:

        (a) KEY EMPLOYEE. Any Employee or former Employee (and the Beneficiary of any such Employee) who at any time during the determination period was (i) an officer of the Employer whose annual Compensation exceeds 50 percent of the dollar limitation under Section 415(b)(1)(A) of the Code,
        (ii) an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's annual Compensation exceeds the dollar limitation under Section 415(c)(1)(A) of the Code, (iii) a 5-percent owner of the Employer, or
        (iv) a 1-percent owner of the Employer who has annual Compensation of more than $150,000. For purposes of this paragraph, the determination period is the Plan Year containing the Determination Date and the four preceding Plan Years. The determination of who is a Key Employee shall be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder. Annual Compensation means Compensation as defined in Section 5.03(e)(2), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(a)(8), and Section 403(b) of the Code.


                                     35.

        (b) TOP-HEAVY PLAN. The Plan is a Top-Heavy Plan if any of the following conditions exists:

               (1) the Top-Heavy Ratio for the Plan exceeds 60 percent and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group;

               (2) the Plan is a part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Required Aggregation Group exceeds 60 percent; or

               (3) the Plan is a part of a Required Aggregation Group and a Permissive Aggregation Group and the Top-Heavy Ratio for both Groups exceeds 60 percent.

        (c) TOP-HEAVY RATIO.

               (1) With respect to this Plan, or with respect to any Required Aggregation Group or Permissive Aggregation Group that consists solely of defined contribution Plans (including any simplified Employee pension Plans) and the Employer has not maintained any defined benefit Plan which during the 5-year period ending on the determination date(s) has or has had accrued benefits, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of the account balances of all Key Employees under the Plans as of the Determination Date (including any part of any account balance distributed in the 5-year period ending on the Determination Date), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination
               Date) of all Participants under the Plans as of the Determination Date. Both the numerator and denominator of the Top-Heavy Ratio shall be increased, to the extent required by Section 416 of the Code, to reflect any contribution which is due but unpaid as of the Determination Date.

               (2) With respect to any Required Aggregation Group or Permissive Aggregation Group that includes one or more defined benefit Plans which, during the 5-year period ending on the Determination Date, has covered or could cover a Participant in this Plan, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of the account balances under the defined contribution Plans for all Key Employees and the present value of accrued benefits under the defined benefit Plans for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution Plans for all Participants and the present value of accrued benefits under the defined benefit Plans for all Participants. Both the numerator and denominator of the Top-Heavy Ratio shall be increased for any distribution of an account balance or an accrued benefit made in the 5-year period ending on the Determination Date and any contribution due but unpaid as of the Determination Date.

               (3) For purposes of (1) and (2) above, the value of Accounts and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan years of a defined benefit Plan. The Account and accrued benefits of a Participant
               (i) who is not a Key Employee but who was a Key Employee in a prior year, or (ii) who has not been credited with at least one Hour of Service with the Employer at any time during the 5-year period ending on the Determination Date, will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account, shall be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible Employee contributions shall not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating Plans, the value of Accounts and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

               For purposes of determining if the Plan, or any other Plan included in a Required Aggregation Group of which this Plan is a part, is a Top-Heavy Plan, the accrued benefit in a defined benefit Plan of an Employee other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all Plans maintained by the Employer, or (b) if there is


                                    36.

               no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 41l(b)(1)(C) of the Code.

        (d) PERMISSIVE AGGREGATION GROUP. The Required Aggregation Group plus any other qualified Plans of the Employer or a Related Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

        (e) REQUIRED AGGREGATION GROUP.

               (1) Each qualified Plan of the Employer or Related Employer in which at least one Key Employee participates, or has participated at any time during the determination period (regardless of whether the Plan has terminated), and

               (2) any other qualified Plan of the Employer or Related Employer which enables a Plan described in (1) above to meet the requirements of Sections 401(a)(4) or 410 of the Code.

        (f) DETERMINATION DATE. For any Plan Year of the Plan subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that Plan Year.

        (g) VALUATION DATE.  The Determination Date.

        (h) PRESENT VALUE. Present value shall be based only on the interest rate and mortality table specified in the Adoption Agreement.

9.03  MINIMUM CONTRIBUTION

        (a) Except as otherwise provided in (b) and (c) below, the Discretionary Contributions made on behalf of any Participant who is not a Key Employee shall not be less than the lesser of 3 percent (or such other percent elected by the Employer in Section 1.12(c)) of such Participant's Compensation or, in the case where the Employer has no defined benefit Plan which designates this Plan to satisfy Section 401 of the Code, the largest percentage of Employer contributions, as a percentage of the Key Employee's Compensation, as limited by Section 401(a)(17) of the Code, made on behalf of any Key Employee for that year. For purposes of computing the minimum contribution, Compensation shall mean Compensation as limited by Section 401(a)(17) of the Code. Further, the minimum contribution under this Section 9.03, shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive a contribution, or would have received a lesser contribution for the year, because (i) the Participant failed to complete 1,000 Hours of Service or any equivalent service requirement provided in the Adoption Agreement; or (ii) the Participant's Compensation was less than a stated amount.

        (b) The provisions of (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

        (c) The Employer contributions for the Plan Year made on behalf of each Participant who is not a Key Employee and who is a Participant in a defined benefit Plan maintained by the Employer shall not be less than 5 percent of such Participant's Compensation, unless the Employer has provided in Section 1.12(c) that the minimum contribution requirement will be met in the other Plan or Plans of the Employer.

        (d) The minimum contribution required under (a) above (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under Section 41l(a)(3)(B) or 41l(a)(3)(D) of the Code.


                                     37.

9.04  ADJUSTMENT TO THE LIMITATION ON CONTRIBUTIONS AND BENEFITS

If this Plan is in Top-Heavy status, the number 100 shall be substituted for the number 125 in subsections (e)(3) and (e)(4) of Section 5.03. However, this substitution shall not take effect with respect to this Plan in any Plan Year in which the following requirements are satisfied:

        (a) The Employer contributions for such Plan Year made on behalf of each Participant who is not a Key Employee and who is a Participant in a defined benefit Plan maintained by the Employer is not less than 7-1/2 percent of such Participant's Compensation.

        (b) The sum of the present value as of the Determination Date of (i) the aggregate accounts of all Key Employees under all defined contribution Plans of the Employer and (ii) the cumulative accrued benefits of all Key Employees under all defined benefit Plans of the Employer does not exceed 90 percent of the same amounts determined for all Participants under all Plans of the Employer that are Top-Heavy Plans, excluding Accounts and accrued benefits for Employees who formerly were but are no longer Key Employees.

        The substitutions of the number 100 for 125 shall not take effect in any limitation Year with respect to any Participant for whom no benefits are accrued or contributions made for such Year.

9.05  MINIMUM VESTING

For any Plan Year in which the Plan is a Top-Heavy Plan and all Plan Years thereafter, the Top-Heavy vesting schedule elected in Section 1.07(a)(1) or 1.12(d), as applicable, will automatically apply to the Plan. The Top-Heavy vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to Employee Contributions or those already subject to a vesting schedule which vests at least as rapidly in all cases as the schedule elected in Section 1.12(d), including benefits accrued before the Plan becomes a Top-Heavy Plan. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year. However, this Section 9.05 does not apply to the Account of any Employee who does not have an Hour of Service after the Plan has initially become a Top-Heavy Plan and such Employee's Account attributable to Employer Contributions will be determined without regard to this
Section 9.05.

ARTICLE 10  AMENDMENT AND TERMINATION.

10.01  AMENDMENT BY EMPLOYER

The Employer reserves the authority, subject to the provisions of Article 1 and
Section 10.03, to amend the Plan:

        (a) CHANGING ELECTIONS CONTAINED IN THE ADOPTION AGREEMENT. By filing with the Trustee an amended Adoption Agreement, executed by the Employer only, on which said Employer has indicated a change or changes in provisions previously elected by it. Such changes are to be effective on the effective date of such amended Adoption Agreement except that retroactive changes to a previous election or elections pursuant to the regulations issued under Section 401(a)(4) of the Code shall be permitted. Any such change notwithstanding, no Participant's Account shall be reduced by such change below the amount to which the Participant would have been entitled if he had voluntarily left the employ of the Employer immediately prior to the date of the change. The Employer may from time to time make any amendment to the Plan that may be necessary to satisfy Sections 415 or 416 of the Code because of the required aggregation of multiple Plans by completing overriding Plan language in the Adoption Agreement. The Employer may also add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as an individually designed Plan; or

        (b) OTHER CHANGES. By amending any provision of the Plan for any reason other than those specified in (a) above. However, upon making such amendment, including a waiver of the minimum funding requirement


                                      38.

        under Section 412(d) of the Code, the Employer may no longer participate in this prototype Plan arrangement and will be deemed to have an individually designed Plan. Following such amendment, the Trustee may transfer the assets of the Trust to the trust forming part of such newly adopted Plan upon receipt of sufficient evidence (such as a determination letter or opinion letter from the Internal Revenue Service or an opinion of counsel satisfactory to the Trustee) that such trust will be a qualified trust under the Code.

        (c) AMENDMENT PROCEDURE. The Employer reserves the authority to amend the Plan by filing with the Trustee an amended Adoption Agreement, executed by the Employer only, on which said Employer has indicated a change or changes in provisions previously elected by it. Such change(s) is/are to be effective on the effective date of such amended Adoption Agreement. The Employer may from time to time make any amendment to the Plan that may be necessary to satisfy the Internal Revenue Code or ERISA. The Board of Directors for a Corporate Employer or other individual specified in the resolution adopting this Plan shall act on behalf of a Corporation.

10.02  AMENDMENT BY PROTOTYPE SPONSOR

The Prototype Sponsor may in its discretion amend the Plan or the Adoption Agreement at any time, subject to the provisions of Article 1 and Section 10.03, and provided that the Prototype Sponsor mails a copy of such amendment to the Employer at its last known address as shown on the books of the Prototype Sponsor.

10.03  AMENDMENTS AFFECTING VESTED AND/OR ACCRUED BENEFITS

        (a) Except as permitted by Section 10.04, no amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's Account or eliminating an optional form of benefit with respect to benefits attributable to service before the amendment. Furthermore, if the vesting schedule of the Plan is amended, the nonforfeitable interest of a Participant in his Account, determined as of the later of the date the amendment is adopted or the date it becomes effective, will not be less than the Participant's nonforfeitable interest in his Account determined without regard to such amendment.

        (b) If the Plan's vesting schedule is amended, including any amendment resulting from a change to or from Top-Heavy Plan status, or the Plan is amended in any way that directly or indirectly affects the computation of a Participant's nonforfeitable interest in his Account, each Participant with at least three (3) Years of Service for Vesting with the Employer may elect, within a reasonable period after the adoption of the amendment, to have the nonforfeitable percentage of his Account computed under the Plan without regard to such amendment. The Participant's election may be made within 60 days from the latest of (i) the date the amendment is adopted; (ii) the date the amendment becomes effective; or (iii) the date the Participant is issued written notice of the amendment by the Employer or the Administrator.

10.04  RETROACTIVE AMENDMENTS

An amendment made by the sponsor in accordance with Section 10.02 may be made effective on a date prior to the first day of the Plan Year in which it is adopted if such amendment is necessary or appropriate to enable the Plan and Trust to satisfy the applicable requirements of the Code or to conform the Plan to any change in federal law, or to any regulations or ruling thereunder. Any retroactive amendment by the Employer shall be subject to the provisions of
Section 10.01.

10.05  TERMINATION

The Employer has adopted the Plan with the intention and expectation that contributions will be continued indefinitely. However, said Employer has no obligation or liability whatsoever to maintain the Plan for any length


                                    39.

of time and may discontinue contributions under the Plan or terminate the Plan at any time by written notice delivered to the Trustee without any liability hereunder for any such discontinuance or termination.

10.06  DISTRIBUTION UPON TERMINATION OF THE PLAN

Upon termination or partial termination of the Plan or complete discontinuance of contributions thereunder, each Participant (including a terminated Participant with respect to amounts not previously forfeited by him) who is affected by such termination or partial termination or discontinuance will have a fully vested interest in his Account, and, subject to Section 4.05 and Article 8, the Trustee will distribute to each Participant or other person entitled to distribution the balance of the Participant's Account in a single lump sum payment. In the absence of such instructions, the Trustee will notify the Administrator of such situation and the Trustee will be under no duty to make any distributions under the Plan until it receives written instructions from the Administrator. Upon the completion of such distributions, the Trust will terminate, the Trustee will be relieved from all liability under the Trust, and no Participant or other person will have any claims thereunder, except as required by applicable law.

10.07  MERGER OR CONSOLIDATION OF PLAN; TRANSFER OF PLAN ASSETS

In case of any merger or consolidation of the Plan with, or transfer of assets and liabilities of the Plan to, any other Plan, provision must be made so that each Participant would, if the Plan then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated.

ARTICLE 11 AMENDMENT AND CONTINUATION OF PREDECESSOR PLAN; TRANSFER OF FUNDS TO
           OR FROM OTHER QUALIFIED PLANS

11.01  AMENDMENT AND CONTINUATION OF PREDECESSOR PLAN

In the event the Employer has previously established a Plan (the "predecessor Plan") which is a defined contribution Plan under the Code and which on the date of adoption of the Plan meets the applicable requirements of section 401(a) of the Code, the Employer may, in accordance with the provisions of the predecessor Plan, amend and continue the predecessor Plan in the form of the Plan and become the Employer hereunder, subject to the following:

        (a) Subject to the provisions of the Plan, each individual who was a Participant or former Participant in the predecessor Plan immediately prior to the effective date of such amendment and continuation will become a Participant or former Participant in the Plan;

        (b) No election may be made under the vesting provisions of the Adoption Agreement if such election would reduce the benefits of a Participant under the Plan to less than the benefits to which he would have been entitled if he voluntarily separated from the service of the Employer immediately prior to such amendment and continuation;

        (c) No amendment to the Plan shall decrease a Participant's accrued benefit or eliminate an optional form of benefit and if the amendment of the predecessor Plan in the form of the Plan results in a change in the method of crediting service for vesting purposes between the general method set forth in Section 2530.200b-2 of the Department of Labor Regulations and the elapsed time method in Section 2.01(a)(33) of the Plan, each Participant with respect to whom the method of crediting vesting service is changed shall be treated in the manner set forth by the provisions of Section 1.410(a)-7(f)(1) of the Treasury Regulations which are incorporated herein by reference.


                                     40.

        (d) The amounts standing to the credit of a Participant's Account immediately prior to such amendment and continuation which represent the amounts properly attributable to (i) contributions by the Participant and (ii) contributions by the Employer and forfeitures will constitute the opening balance of his Account or Accounts under the Plan;

        (e) Amounts being paid to a former Participant or to a Beneficiary in accordance with the provisions of the predecessor Plan will continue to be paid in accordance with such provisions;

        (f) Any election and waiver of the qualified pre-retirement annuity in effect after August 23, 1984, under the predecessor Plan immediately before such amendment and continuation will be deemed a valid election and waiver of Beneficiary under Section 8.04 if such designation satisfies the requirements of Section 8.04(d), unless and until the Participant revokes such election and waiver under the Plan; and

        (g) Unless the Employer and the Trustee agree otherwise, all assets of the predecessor trust will be deemed to be assets of the Trust as of the effective date of such amendment. Such assets will be invested by the Trustee as soon as reasonably practicable pursuant to Article 6. The Employer agrees to assist the Trustee in any way requested by the Trustee in order to facilitate the transfer of assets from the predecessor trust to the Trust Fund.

11.02  TRANSFER OF FUNDS FROM AN EXISTING PLAN

The Employer may from time to time direct the Trustee, in accordance with such rules as the Trustee may establish, to accept cash, allowable Fund Shares or Participant loan promissory notes transferred for the benefit of Participants from a trust forming part of another qualified Plan under the Code, provided such Plan is a defined contribution Plan. Such transferred assets will become assets of the Trust as of the date they are received by the Trustee. Such transferred assets will be credited to Participants' Account in accordance with their respective interests immediately upon receipt by the Trustee. A Participant's interest under the Plan in transferred assets which were fully vested and nonforfeitable under the transferring Plan will be fully vested and nonforfeitable at all times. Such transferred assets will be invested by the Trustee in accordance with the provisions of paragraph (g) of Section 11.01 as if such assets were transferred from a predecessor Plan. No transfer of assets in accordance with this Section may cause a loss of an accrued or optional form of benefit protected by Section 411 (d)(6) of the Code.

11.03  ACCEPTANCE OF ASSETS BY TRUSTEE

The Trustee will not accept assets which are not either in a medium proper for investment under the Plan, as set forth in Section 1.14(b), or in cash. Such assets shall be accompanied by written instructions showing separately the respective contributions by the prior employer and by the Employee, and identifying the assets attributable to such contributions. The Trustee shall establish such accounts as may be necessary or appropriate to reflect such contributions under the Plan. The Trustee shall hold such assets for investment in accordance with the provisions of Article 6, and shall in accordance with the written instructions of the Employer make appropriate credits to the Accounts of the Participants for whose benefit assets have been transferred.

11.04  TRANSFER OF ASSETS FROM TRUST

The Employer may direct the Trustee to transfer all or a specified portion of the Trust assets to any other Plan or Plans maintained by the Employer or the employer or employers of a former Participant or Participants, provided that the Trustee has received evidence satisfactory to it that such other Plan meets all applicable requirements of the Code. The assets so transferred shall be accompanied by written instructions from the Employer naming the persons for whose benefit such assets have been transferred, showing separately the respective contributions by the Employer and by each Participant, if any, and identifying the assets attributable to the various contributions. The Trustee shall have no further liabilities with respect to assets so transferred.


                                      41.

ARTICLE 12  MISCELLANEOUS

12.01  COMMUNICATION TO PARTICIPANTS

The Plan will be communicated to all Participants by the Employer promptly after the Plan is adopted.

12.02  LIMITATION OF RIGHTS

Neither the establishment of the Plan and the Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving to any Participant or other person any legal or equitable right against the Employer, Administrator or Trustee, except as provided herein; and in no event will the terms of employment or service of any Participant be modified or in any way affected hereby. It is a condition of the Plan, and each Participant expressly agrees by his participation herein, that each Participant will look solely to the assets held in the Trust for the payment of any benefit to which he is entitled under the Plan.

12.03  NONALIENABILITY OF BENEFITS AND QUALIFIED DOMESTIC RELATIONS ORDERS

The benefits provided hereunder will not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, either voluntarily or involuntarily, and any attempt to cause such benefits to be so subjected will not be recognized, except to such extent as may be required by law. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined by the Plan Administrator to be a qualified domestic relations order, as defined in Section 414(p) of the Code, or any domestic relations order entered before January 1, 1985. The Administrator must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Administrator will promptly notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Administrator must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Administrator must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with the Department of Labor regulations.

If any portion of the Participant's Account is payable during the period the Administrator is making its determination of the qualified status of the domestic relations order, the Administrator must make a separate accounting of the amounts payable. If the Administrator determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the Administrator will direct the Trustee to distribute the payable amounts in accordance with the order. If the Administrator does not make his determination of the qualified status of the order within the 18 month determination period, the Administrator will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Administrator later determines the order is a qualified domestic relations order.

A domestic relations order will not fail to be deemed a qualified domestic relations order merely because it requires the distribution or segregation of all or part of a Participant's Account with respect to an alternate payee prior to the Participant's earliest retirement age (as defined in Section 414(p) of the Code) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of the earliest retirement age is available only if (1) the order specifies distribution at that time; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $3,500, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age.


                                     42.

12.04  FACILITY OF PAYMENT

In the event the Administrator determines, on the basis of medical reports or other evidence satisfactory to the Administrator, that the recipient of any benefit payments under the Plan is incapable of handling his affairs by reason of minority, illness, infirmity or other incapacity, the Administrator may direct the Trustee to disburse such payments to a person or institution designated by a court which has jurisdiction over such recipient or a person or institution otherwise having the legal authority under State law for the care and control of such recipient. The receipt by such person or institution of any such payments shall be complete acquittance therefore, and any such payment to the extent thereof, shall discharge the liability of the Trust for the payment of benefits hereunder to such recipient.

12.05  INFORMATION BETWEEN EMPLOYER AND TRUSTEE

The Employer agrees to furnish the Trustee, and the Trustee agrees to furnish the Employer with such information relating to the Plan and Trust as may be required by the other in order to carry out their respective duties hereunder, including without limitation information required under the Code and any regulations issued or forms adopted by the Treasury Department thereunder or under the provisions of ERISA and any regulations issued or forms adopted by the Labor Department thereunder.

12.06  EFFECT OF FAILURE TO QUALIFY UNDER CODE

Notwithstanding any other provision contained herein, if the Employer fails to obtain or retain approval of the Plan by the Internal Revenue Service as a qualified Plan under the Code, the Employer may no longer participate in this prototype Plan arrangement and will be deemed to have an individually designed Plan.

12.07  NOTICES

Any notice or other communication in connection with this Plan shall be deemed delivered in writing if addressed as provided below and if either actually delivered at said address or, in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mails, first-class postage prepaid and registered or certified:

        (a) If to the Employer or Administrator, to it at the address set forth in the Adoption Agreement, to the attention of the person specified to receive notice in the Adoption Agreement;

        (b) If to the Trustee, to it at the address set forth in the Adoption Agreement;

or, in each case at such other address as the addressee shall have specified by written notice delivered in accordance with the foregoing to the addresser's then effective notice address.

12.08  GOVERNING LAW

The Plan and the accompanying Adoption Agreement will be construed, administered and enforced according to ERISA, and to the extent not preempted thereby, the laws of the Commonwealth of Massachusetts.

12.09  NON-DISCRIMINATION DATA SUBSTANTIATION

The Employer may elect to follow the guidelines for substantiating compliance with the non-discrimination rules pursuant to Internal Revenue Service Revenue Procedure 93-42, Data Substantiation Guidelines and Non-Discrimination Requirements of Section 401(a)(4), 410(b), and Related Code Sections. The guidance in this


                                     43.

Revenue Procedure is designed to allow Employers to use alternative methods for substantiating compliance with the non-discrimination requirements.

ARTICLE 13  PLAN ADMINISTRATION

13.01  POWERS AND RESPONSIBILITIES OF THE ADMINISTRATOR

The Administrator has the full power and the full responsibility to administer the Plan in all of its details, subject, however, to the requirements of ERISA. The Administrator's powers and responsibilities include, but are not limited to, the following:

        (a) To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

        (b) To interpret the Plan, its interpretation thereof in good faith to be final and conclusive on all persons claiming benefits under the Plan;

        (c) To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan;

        (d) To administer the claims and review procedures specified in Section 13.03;

        (e) To compute the amount of benefits which will be payable to any Participant, former Participant or Beneficiary in accordance with the provisions of the Plan;

        (f) To determine the person or persons to whom such benefits will be paid;

        (g) To authorize the payment of benefits and provide for the distribution of Code Section 402(f) notices;

        (h) To comply with the reporting and disclosure requirements of Part 1 of Subtitle B of Title I of ERISA;

        (i) To appoint such agents, counsel, accountants, and consultants as may be required to assist in administering the Plan;

        (j) By written instrument, to allocate and delegate its fiduciary responsibilities in accordance with Section 405 of ERISA including the formation of an Administrative Committee to administer the Plan;

        (k) To provide bonding coverage as required under Section 412 of ERISA.

13.02  NONDISCRIMINATORY EXERCISE OF AUTHORITY

Whenever, in the administration of the Plan, any discretionary action by the Administrator is required, the Administrator shall exercise its authority in a nondiscriminatory manner so that all persons similarly situated will receive substantially the same treatment.

13.03  CLAIMS AND REVIEW PROCEDURES

        (a) CLAIMS PROCEDURE. If any person believes he is being denied any rights or benefits under the Plan, such person may file a claim in writing with the Administrator. If any such claim is wholly or partially denied, the Administrator will notify such person of its decision in writing. Such notification will contain (i) specific reasons for the denial, (ii) specific reference to pertinent Plan provisions, (iii) a description of any additional


                                    44.

        material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the person wishes to submit a request for review. Such notification will be given within 90 days after the claim is received by the Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90-day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and such person may request a review of his claim.

        (b) REVIEW PROCEDURE. Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred), such person (or his duly authorized representative) may (i) file a written request with the Administrator for a review of his denied claim and of pertinent documents and (ii) submit written issues and comments to the Administrator. The Administrator will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review will be made within 60 days after the request for review is received by the Administrator (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Administrator to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60-day period). If the decision on review is not made within such period, the claim will be considered denied.

13.04  NAMED FIDUCIARY

The Administrator is a "named fiduciary" for purposes of Section 402(a)(1) of ERISA and has the powers and responsibilities with respect to the management and operation of the Plan described herein.

13.05  COSTS OF ADMINISTRATION

Unless some or all are paid by the Employer, all reasonable costs and expenses (including legal, accounting, and Employee communication fees) incurred by the Administrator and the Trustee in administering the Plan and Trust will be paid first from the forfeitures (if any) resulting under Section 7.07, then from the remaining Trust Fund. All such costs and expenses paid from the Trust Fund will, unless allocable to the Accounts of particular Participants, be charged against the Accounts of all Participants on a prorata basis or in such other reasonable manner as may be directed by the Employer.

ARTICLE 14  TRUST AGREEMENT

14.01  ACCEPTANCE OF TRUST RESPONSIBILITIES

By executing the Adoption Agreement, the Employer establishes a trust to hold the assets of the Plan. By executing the Adoption Agreement, the Trustee agrees to accept the rights, duties and responsibilities set forth in this Article 14.

14.02  ESTABLISHMENT OF TRUST FUND

A trust is hereby established under the Plan and the Trustee will open and maintain a Trust account for the Plan and, as part thereof, Participants' Accounts for such individuals as the Employer shall from time to time give written notice to the Trustee of Participants in the Plan. The Trustee will accept and hold in the Trust Fund such contributions on behalf of Participants as it may receive from time to time from the Employer. The Trust Fund shall


                                     45.

be fully invested and reinvested in accordance with the applicable provisions of the Plan in Fund Shares or as otherwise provided in Section 14.10.

14.03  EXCLUSIVE BENEFIT

The Trustee shall hold the assets of the Trust Fund for the exclusive purpose of providing benefits to Participants and Beneficiaries and defraying the reasonable expenses of administering the Plan. No assets of the Plan shall revert to the Employer except as specifically permitted by the terms of the Plan.

14.04  POWERS OF TRUSTEE

The Trustee shall have no discretion or authority with respect to the investment of the Trust Fund but shall act solely as a directed trustee of the funds contributed to it. In addition to and not in limitation of such powers as the Trustee has by law or, under any other provisions of the Plan, the Trustee will have the following powers, each of which the Trustee exercises solely as directed Trustee in accordance with the written direction of the Employer except to the extent a Plan asset is subject to Participant direction of investment and provided that no such power shall be exercised in any manner inconsistent with the provisions of ERISA:

        (a) to deal with all or any part of the Trust Fund and to invest all or a part of the Trust Fund in investments available under the Plan, without regard to the law of any state regarding proper investment;

        (b) to retain uninvested such cash as it may deem necessary or advisable, without liability for interest thereon, for the administration of the Trust;

        (c) to sell, convert, redeem, exchange, or otherwise dispose of all or any part of the assets constituting the Trust Fund;

        (d) to enforce by suit or otherwise, or to waive, its rights on behalf of the Trust, and to defend claims asserted against it or the Trust, provided that the Trustee is indemnified to its satisfaction against liability and expenses;

        (e) to employ such agents and counsel as may be reasonably necessary in collecting, managing, administering, investing, distributing and protecting the Trust Fund or the assets thereof and to pay them reasonable Compensation;

        (f) to compromise, adjust and settle any and all claims against or in favor of it or the Trust;

        (g) to oppose or participate in and consent to the reorganization, merger, consolidation, or readjustment of the finances of any enterprise, to pay assessments and expenses in connection therewith, and to deposit securities under deposit agreements;

        (h) to apply for or purchase annuity contracts in accordance with
        Section 8.02;

        (i) to hold securities unregistered, or to register them in its own name or in the name of nominees;

        (j) to appoint custodians to hold investments within the jurisdiction of the district courts of the United States and to deposit securities with stock clearing corporations or depositories or similar organizations;

        (k) to make, execute, acknowledge and deliver any and all instruments that it deems necessary or appropriate to carry out the powers herein granted; and

        (l) generally to exercise any of the powers of an owner with respect to all or any part of the Trust Fund.


                                    46.

        The Employer specifically acknowledges and authorizes that affiliates of the Trustee may act as its agent in the performance of ministerial, non fiduciary duties under the Trust. The expenses and compensation of such agent shall be paid by the Trustee.

        The Trustee shall provide the Employer with reasonable notice of any claim filed against the Plan or Trust or with regard to any related matter, or of any claim filed by the Trustee on behalf of the Plan or Trust or with regard to any related matter.

14.05  ACCOUNTS

The Trustee will keep full accounts of all receipts and disbursements and other transactions hereunder. Within 60 days after the close of each Plan Year, within 60 days after termination of the Trust, and at such other times as may be appropriate, the Trustee will determine the then net fair market value of the Trust Fund as of the close of the Plan Year, as of the termination of the Trust, or as of such other time, whichever is applicable, and will render to the Employer and Administrator an account of its administration of the Trust during the period since the last such accounting, including all allocations made by it during such period.

14.06  APPROVING OF ACCOUNTS

To the extent permitted by law, the written approval of any account by the Employer or Administrator will be final and binding, as to all matters and transactions stated or shown therein, upon the Employer, Administrator, Participants and all persons who then are or thereafter become interested in the Trust. The failure of the Employer or Administrator to notify the Trustee within six (6) months after the receipt of any account of its objection to the account will, to the extent permitted by law, be the equivalent of written approval. If the Employer or Administrator files any objections within such six (6) month period with respect to any matters or transactions stated or shown in the account, and the Employer or Administrator and the Trustee cannot amicably settle the question raised by such objections, the Trustee will have the right to have such questions settled by judicial proceedings. Nothing herein contained will be construed so as to deprive the Trustee of the right to have judicial settlement of its accounts. In any proceeding for a judicial settlement of any account or for instructions, the only necessary parties will be the Trustee, the Employer and the Administrator.

14.07  DISTRIBUTION FROM TRUST FUND

The Trustee shall make such distribution from the Trust Fund as the Employer or Administrator may, in writing or any other form(s) acceptable to the Trustee, direct, as provided by the terms of the Plan, upon certification by the Employer or Administrator that the same is for the exclusive benefit of Participants or their Beneficiaries, or for the payment of expenses of administering the Plan.

14.08  TRANSFER OF AMOUNTS FROM QUALIFIED PLAN

If the Plan provides that amounts may be transferred to the Plan from another qualified Plan or trust under Section 401(a) of the Code, such transfer shall be made in accordance with the provisions of the Plan and with such rules as may be established by the Trustee. The Trustee will only accept assets which are in a medium proper for investment under the Agreement or in cash. Such amounts shall be accompanied by written instructions showing separately the respective contributions by the prior employer and the transferring Employee, and identifying the assets attributable to such contributions. The Trustee shall hold such assets for investment in accordance with the provisions of this Agreement.


                                     47.

14.09  TRANSFER OF ASSETS FROM TRUST

Subject to the provisions of the Plan, the Employer may direct the Trustee to transfer all or a specified portion of the Trust assets to any other Plan or Plans maintained by the Employer or the employer or employers of a former Participant or Participants, provided that the Trustee has received evidence satisfactory to it that such other Plan meets all applicable requirements of the Code. The assets so transferred shall be accompanied by written instructions from the Employer naming the persons for whose benefit such assets have been transferred, showing separately the respective contributions by the Employer and by each Participant, if any, and identifying the assets attributable to the various contributions. The Trustee shall have no further liabilities with respect to assets so transferred.

14.10  RESERVED

14.11  VOTING; DELIVERY OF INFORMATION

The Trustee shall deliver, or cause to be executed and delivered, to the Employer or Plan Administrator all notices, prospectuses, financial statements, proxies and proxy soliciting materials received by the Trustee relating to securities held the Trust or, if applicable, deliver these materials to the appropriate Participant or the Beneficiary of a deceased Participant. The Trustee shall not vote any securities held by the Trust except in accordance with the written instructions of the Employer, Participant or the Beneficiary of the Participant, if the Participant is deceased; provided, however, that the Trustee may, in the absence of instructions, vote "present" for the sole purpose of allowing such shares to be counted for establishment of a quorum at a shareholders' meeting. The Trustee shall have no duty to solicit instructions from Participants, the Beneficiary or the Employer.

14.12  COMPENSATION AND EXPENSES OF TRUSTEE

The Trustee's fee for performing its duties hereunder will be such reasonable amounts as the Trustee may from time to time specify by written agreement with the Employer. Such fee, any taxes of any kind which may be levied or assessed upon or in respect of the Trust Fund and any and all expenses, including without limitation legal fees and expenses of administrative and judicial proceedings, reasonably incurred by the Trustee in connection with its duties and responsibilities hereunder will, unless some or all have been paid by said Employer, be paid first from forfeitures resulting under Section 7.07, then from the remaining Trust Fund and will, unless allocable to the Accounts of particular Participants, be charged against the respective Accounts of all Participants, in such reasonable manner as the Trustee may determine.

14.13  RELIANCE BY TRUSTEE ON OTHER PERSONS

The Trustee may rely upon and act upon any writing from any person authorized by the Employer or Administrator to give instructions concerning the Plan and may conclusively rely upon and be protected in acting upon any written order from the Employer or Administrator or upon any other notice, request, consent, certificate, or other instructions or paper reasonably believed by it to have been executed by a duly authorized person, so long as it acts in good faith in taking or omitting to take any such action. The Trustee need not inquire as to the basis in fact of any statement in writing received from the Employer or Administrator.

The Trustee will be entitled to rely on the latest certificate it has received from the Employer or Administrator as to any person or persons authorized to act for the Employer or Administrator hereunder and to sign on behalf of the Employer or Administrator any directions or instructions, until it receives from the Employer or Administrator written notice that such authority has been revoked.

Notwithstanding any provision contained herein, the Trustee will be under no duty to take any action with respect to any Participant's Account (other than as specified herein) unless and until the Employer or Administrator furnishes


                                     48.

the Trustee with written instructions on a form acceptable to the Trustee, and the Trustee agrees thereto in writing. The Trustee will not be liable for any action taken pursuant to the Employer's or Administrator's written instructions (nor for the collection of contributions under the Plan, nor the purpose or propriety of any distribution made thereunder).

14.14  INDEMNIFICATION BY EMPLOYER

The Employer shall indemnify and save harmless the Trustee from and against any and all liability to which the Trustee may be subjected by reason of any act or conduct (except willful misconduct or negligence) in its capacity as Trustee, including all expenses reasonably incurred in its defense.

14.15  CONSULTATION BY TRUSTEE WITH COUNSEL

The Trustee may consult with legal counsel (who may be but need not be counsel for the Employer or the Administrator) concerning any question which may arise with respect to its rights and duties under the Plan and Trust, and the opinion of such counsel will, to the extent permitted by law, be fall and complete protection in respect of any action taken or omitted by the Trustee hereunder in good faith and in accordance with the opinion of such counsel.

14.16  PERSONS DEALING WITH THE TRUSTEE

No person dealing with the Trustee will be bound to see to the application of any money or property paid or delivered to the Trustee or to inquire into the validity or propriety of any transactions.

14.17  RESIGNATION OR REMOVAL OF TRUSTEE

The Trustee may resign at any time by written notice to the Employer, which resignation shall be effective 60 days after delivery to the Employer. The Trustee may be removed by the Employer by written notice to the Trustee, which removal shall be effective 60 days after delivery to the Trustee.

Upon resignation or removal of the Trustee, the Employer may appoint a successor trustee. Any such successor trustee will, upon written acceptance of his appointment, become vested with the estate, rights, powers, discretion, duties and obligations of the Trustee hereunder as if he had been originally named as Trustee in this Agreement.

Upon resignation or removal of the Trustee, the Employer will no longer participate in this prototype Plan and will be deemed to have adopted an individually designed Plan. In such event, the Employer shall appoint a successor trustee within said 60-day period and the Trustee will transfer the assets of the Trust to the successor trustee upon receipt of sufficient evidence (such as a determination letter or opinion letter from the Internal Revenue Service or an opinion of counsel satisfactory to the Trustee) that such trust will be a qualified trust under the Code.

The appointment of a successor trustee shall be accomplished by delivery to the Trustee of written notice that the Employer has appointed such successor trustee, and written acceptance of such appointment by the successor trustee. The Trustee may, upon transfer and delivery of the Trust Fund to a successor trustee, reserve such reasonable amount as it shall deem necessary to provide for its fees, Compensation, costs and expenses, or for the payment of any other liabilities chargeable against the Trust Fund for which it may be liable. The Trustee shall not be liable for the acts or omissions of any successor trustee.

14.18  FISCAL YEAR OF THE TRUST

The fiscal year of the Trust will coincide with the Plan Year.


                                     49.

14.19  DISCHARGE OF DUTIES BY FIDUCIARIES

The Trustee and the Employer and any other fiduciary shall discharge their duties under the Plan and this Trust Agreement solely in :he interests of Participants and their Beneficiaries in accordance with the requirements of ERISA.


14.20  AMENDMENT

In accordance with provisions of the Plan, and subject to the limitations set forth therein, this Trust Agreement may be amended by an instrument in writing signed by the Employer and the Trustee. No amendment to this Trust Agreement shall divert any part of the Trust Fund to any purpose other than as provided in
Section 2 hereof.

14.21  PLAN TERMINATION

Upon termination or partial termination of the Plan or complete discontinuance of contributions thereunder, the Trustee will make distributions to the Participants or other persons entitled to distributions as the Employer or Administrator directs in accordance with the provisions of the Plan. In the absence of such instructions and unless the Plan otherwise provides, the Trustee will notify the Employer or Administrator of such situation and the Trustee will be under no duty to make any distributions under the Plan until it receives written instructions from the Employer or Administrator. Upon the completion of such distributions, the Trust will terminate, the Trustee will be relieved from all liability under the Trust, and no Participant or other person will have any claims thereunder, except as required by applicable law.

14.22  PERMITTED REVERSION OF FUNDS TO EMPLOYER

If it is determined by the Internal Revenue Service that the Plan does not initially qualify under Section 401 of the Code, all assets then held under the Plan will be returned by the Trustee, as directed by the Administrator, to the Employer, but only if the application for determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted or such later date as may be prescribed by regulations. Such distribution will be made within one year after the date the initial qualification is denied. Upon such distribution the Plan will be considered to be rescinded and to be of no force or effect.

Contributions under Plan are conditioned upon their deductibility under Section 404 of the Code. In the event the deduction of a contribution made by the Employer is disallowed under Section 404 of the Code, such contribution (to the extent disallowed) must be returned to the Employer within one year of the disallowance of the deduction.

Any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one year of the contribution.

14.23  GOVERNING LAW

This Trust Agreement will be construed, administered and enforced according to ERISA and, to the extent not preempted thereby, the laws of the Commonwealth of Massachusetts.

                                     50.